UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
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[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material pursuant to Rule 14a-12

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
Griffin Capital Plaza
1520 E. Grand Avenue
El Segundo, California 90245

PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 14, 2017
To the Stockholders of Griffin Capital Essential Asset REIT, Inc.:
I am pleased to invite you to the annual meeting of stockholders of Griffin Capital Essential Asset REIT, Inc. The annual meeting will be held on June 14, 2017 at 10:00 A.M. (PDT), at the offices of Griffin Capital Essential Asset REIT, Inc., Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245, for the following purposes:

1.	to elect three directors, each for a term of one year;

2.	to consider and vote upon the following proposals to amend and restate our charter:

a.	removal of certain limitations required by the North American Securities Administrators Association; and

b.	revisions to enable the declaration and payment of a dividend of one class of stock to the holders of another class of stock.

3.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017.
Our board of directors has fixed March 31, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment thereof. Only record holders of common stock on the record date are entitled to notice of and to vote at the annual meeting.
For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at (855) 976-3332.
Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the annual meeting. None of our stockholders own more than 10% of our outstanding shares, so every stockholder’s vote is important to us. To make voting easier for you, you may vote your shares by proxy in one of three ways: (1) by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the envelope provided; (2) by visiting www.proxyvote.com and entering the control number that appears on the proxy card; or (3) by telephone at (800) 690-6903 and follow the instructions provided on the proxy card. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of our board of directors.
You are cordially invited to attend the annual meeting. Your vote is very important.
By Order of the Board of Directors,
/s/ Kevin A. Shields
Kevin A. Shields
Chairman of the Board of Directors and
Chief Executive Officer
El Segundo, California
April 4, 2017

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
Griffin Capital Plaza
1520 E. Grand Avenue
El Segundo, California 90245

PROXY STATEMENT

Introduction

The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors of Griffin Capital Essential Asset REIT, Inc. (which we refer to in this proxy statement as the "Company") for use at the annual meeting of our stockholders and at any adjournment or postponement thereof. References in this proxy statement to "we," "us," "our" or like terms also refer to the Company. The mailing address of our principal executive offices is Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245. We expect to mail the notice of the annual meeting, this proxy statement and the accompanying proxy to our stockholders on or about April 13, 2017. Our 2016 Annual Report to Stockholders will be included in the mailing of the notice of the annual meeting, this proxy statement and proxy to our stockholders.

QUESTIONS AND ANSWERS

Q:	When and where will the annual meeting be held?

A:
Our 2017 annual meeting of stockholders will be held on June 14, 2017 at 10:00 A.M. (PT). The meeting will be held at the Company's offices at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

Q:	What is the purpose of the meeting?

A:	At the meeting, you will be asked to:

•	elect three directors for one-year terms expiring in 2018;

•	consider and vote upon the approval of the following proposals to amend and restate our existing charter (the "Charter"):

◦
removal of certain limitations required by the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association (the "NASAA REIT Guidelines"); and

◦	revisions to enable the declaration and payment of a dividend of one class of stock to the holders of another class of stock;

•	ratify the appointment of Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm for the year ending December 31, 2017; and

•	conduct such other business as may properly come before the annual meeting or any adjournment thereof.
Our board of directors is not aware of any matters that may be acted upon at the meeting other than the matters set forth in the first three bullet points listed above.

Q:	Who can vote at the meeting?

A:
Stockholders of record on March 31, 2017, or the record date, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they hold on that date. As of the record date, we had 175,672,095 shares of common stock issued, outstanding and eligible to vote.

Q:	How many votes do I have?

A:	Each outstanding share of common stock entitles its holder to cast one vote with respect to each matter to be voted upon at the annual meeting.

Q:	How can I vote?

A:	You may vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

•	via mail, by completing, signing, dating and returning your proxy card in the enclosed envelope;

•	via the Internet at www.proxyvote.com; or

•	via telephone at (800) 690-6903, you will be prompted to enter a control number that can be found on the proxy card.
Regardless of whether you intend to attend the annual meeting, we encourage you to vote by proxy in accordance with one of the methods described above. None of our stockholders own more than 10% of our outstanding shares, so every stockholder's vote is important to us. If you vote by proxy, you may still attend the annual meeting and vote in person. If you do so, any previous votes that you submitted, whether by mail, the Internet or telephone, will be superseded by the vote that you cast at the annual meeting.

Q:	How will my proxies be voted?

A:
Shares represented by valid proxies will be voted in accordance with the directions given on the relevant proxy card. If a proxy card is signed and returned without any directions given, the individuals named on the card as proxy holders will vote in accordance with the recommendations of our board of directors as to (1) the election of directors, (2) the following amendments to our Charter: (A) removal of certain limitations required by the NASAA REIT Guidelines; and (B) revisions to enable the declaration and payment of a dividend of one class of stock to the holders of another class of stock; and (3) the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2017. If other matters requiring the vote of our stockholders come before the meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in accordance with their best judgment in such matters.

Q:	What are the board of directors' voting recommendations?

A:	Our board of directors recommends that you vote:

•	"FOR ALL" of the nominees to our board of directors;

•	"FOR" the amendment and restatement of our Charter to remove certain limitations required by the NASAA REIT Guidelines;

•	"FOR" the amendment to our Charter to make revisions to enable the declaration and payment of a dividend of one class of stock to the holders of another class of stock; and

•	"FOR" the ratification of Ernst & Young as our independent registered public accounting firm.

Q:	Why are we seeking approval of proposals to amend and restate our Charter?

A:
Our board of directors has been and is continuing to explore various strategic alternatives ultimately designed to provide stockholder liquidity at some point in the future. We are proposing certain amendments to our Charter that will give our board of directors the flexibility to effectuate potential liquidity strategies if and when the board of directors decides to do so.

Our Charter currently includes certain provisions required by the NASAA REIT Guidelines which apply to real estate investment trusts ("REITs") with shares that are publicly registered with the Securities and Exchange Commission ("SEC") but are not listed on a national securities exchange. Our Charter was designed to be consistent with other non-traded REITs and to satisfy certain requirements imposed by state securities administrators in connection with our prior public non-traded offerings. We believe that the limitations included in our Charter which derive from the NASAA REIT Guidelines create interpretive questions resulting in uncertainty which could impair our ability to operate as we move forward. We believe that removing the NASAA-mandated provisions and otherwise amending our Charter consistent with Maryland law will result in a charter that is comparable to publicly traded REITs and will provide us with more flexibility as we move forward. In addition, we are proposing certain other changes to our Charter, including making clear that we have the ability to issue stock dividends of one class of stock to holders of another class of stock.

Q:	If the proposals related to amending and restating our Charter are approved, what will happen?

A:
If the proposals related to amending and restating our Charter are approved, we will file the Fourth Articles of Amendment and Restatement, in the form attached hereto as Exhibit A to this proxy statement (the "Fourth Articles"), with the State Department of Assessments and Taxation of Maryland ("SDAT"), and the Fourth Articles will become effective upon acceptance for record by the SDAT.

If less than all of the proposals are approved, our Charter will be amended and restated to reflect only those amendments which have been approved by our stockholders.

Q:	Does the board of directors intend to also amend the bylaws?

A:
If the Fourth Articles are approved and take effect, our board of directors will amend our bylaws to eliminate inconsistencies resulting from the amendments to our Charter, and to make certain other changes to our bylaws.

Q:	What would be the consequences of a failure to approve the proposed amendments to our Charter?

A:	If the proposed amendments to our Charter are not approved, it will likely be more difficult to implement certain liquidation strategies.

Q:	How can I change my vote or revoke my proxy?

A:
You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy (via mail, the Internet or telephone), by attending the annual meeting and voting in person or by written notice addressed to: Griffin Capital Essential Asset REIT, Inc., Attention: Assistant Secretary, Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245. To be effective, a proxy revocation must be received by us at or prior to the annual meeting.

Q:	What vote is required to approve each proposal?

A:
Election of Directors. Each director is elected by the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. There is no cumulative voting in the election of our directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Amended and Restated Charter. Each proposal to amend and restate our Charter is approved by the affirmative vote of a majority of our outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against the proposals to amend and restate our Charter. Proxies received will be voted "FOR" the proposals to amend and restate our Charter unless stockholders designate otherwise.

Ratification of Appointment of Independent Accounting Firm. The appointment of Ernst & Young as our independent registered public accounting firm is ratified by the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Q:	What constitutes a "quorum"?

A:
The presence at the annual meeting, in person or represented by proxy, of stockholders entitled to cast fifty percent (50%) of all the votes entitled to be cast at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:
We will bear the entire cost of the solicitation of proxies from our stockholders.  We have retained Broadridge Financial Solutions, Inc. to assist us in connection with the solicitation of proxies for the annual meeting.  Broadridge Financial Solutions, Inc. will be paid fees of approximately $42,816 plus out-of-pocket expenses, for its basic solicitation services, which include printing and review of proxy materials, dissemination of broker search cards, distribution of proxy materials, solicitation of brokers, banks, and institutional holders, and delivery of executed proxies.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities.  We also expect to incur approximately $48,097 in expenses related to printing of these proxy materials and our annual report. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports to stockholders, which allows us to send a single set of any annual report and/or proxy statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as "householding." This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Griffin Capital Essential Asset REIT, Inc., Attention: Assistant Secretary, Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 or call us at (310) 469-6100. Also, if your household currently receives multiple copies of disclosure documents and you would like to receive just one set, please contact us at the same address and phone number.

Q:	How do I submit a stockholder proposal for next year's annual meeting or proxy materials, and what is the deadline for submitting a proposal?

A:
In order for a stockholder proposal to be properly submitted for presentation at our annual meeting next year, we must receive written notice of the proposal at our executive offices during the period beginning on December 14, 2017 and ending January 15, 2018. If you wish to present a proposal for inclusion in the proxy materials for next year's annual meeting, we must receive written notice of your proposal at our executive offices no later than December 5, 2017. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Griffin Capital Essential Asset REIT, Inc., Attention: Assistant Secretary, Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 or call us at (310) 469-6100. For additional information, see the "Stockholder Proposals" section in this proxy statement.

Q:	Who can help answer my questions?

A:
If you have any questions about the annual meeting, any of the proposals, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at: (855) 976-3332. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. (Eastern).

CERTAIN INFORMATION ABOUT MANAGEMENT
Board of Directors
General
We operate under the direction of our board of directors, the members of which are accountable to us and our stockholders as fiduciaries. Our board of directors is responsible for the management and control of our affairs. Our board of directors consists of Kevin A. Shields, who serves as the Chairman of the board of directors and our Chief Executive Officer, and two independent directors, Gregory M. Cazel and Ranjit M. Kripalani, each of whom have been nominated by our board of directors for re-election to serve until our 2018 annual meeting of stockholders or until his successor is duly elected and qualified. For more detailed information on our directors, see the "Executive Officers and Directors" section below. Our board of directors has formed the following three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee.
Leadership Structure
Kevin A. Shields serves as the Chairman of the board of directors, as well as our Chief Executive Officer. Our board of directors periodically monitors the potential benefits and consequences of splitting the roles of Chairman and principal executive officer, but has determined that, at this time, it is appropriate and in our best interest for such roles to remain vested in one person due to our current size, the size of our board of directors and the participation of our two independent directors in the oversight of our operations and strategy. Our board of directors does not have a lead independent director, as we believe that the current size of our board of directors permits both of our independent directors to actively participate in this oversight role. As we grow in size, our board of directors will continue to evaluate the appropriateness of splitting the roles of Chairman and principal executive officer and creating a lead independent director position.
Meetings of our Board of Directors
During 2016, our board of directors held eight meetings. During 2016, each incumbent director attended at least 75% of the aggregate total number of meetings of the board of directors and the total number of meetings of the committees on which he served.
Director Independence
While our shares are not listed for trading on any national securities exchange, as required by our Charter, a majority of the members of our board of directors and each committee of our board of directors are "independent" as determined by our board of directors by applying the definition of "independent" adopted by the New York Stock Exchange ("NYSE"), consistent with applicable rules and regulations of the SEC. Our board of directors has determined that Messrs. Cazel and Kripalani both meet the relevant definition of "independent."
Stockholder Communications with Directors
We have established several means for stockholders to communicate concerns to our board of directors. If the concern relates to our financial statements, accounting practices or internal controls, the concerns should be submitted in writing to the Chairman of the Audit Committee of our board of directors in care of our Assistant Secretary at our headquarters address. If the concern relates to our governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Nominating and Corporate Governance Committee of our board of directors in care of our Assistant Secretary at our headquarters address. If a stockholder is uncertain as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of our Assistant Secretary. All concerns submitted in care of our Assistant Secretary will be delivered to the appropriate independent director based upon our Assistant Secretary's determination.
Though we have no formal policy on the matter, we encourage all of the members of our board of directors to attend our annual meeting of stockholders. All of the directors serving at the time of the 2016 annual meeting attended such meeting.

Risk Management Role
As part of its oversight role, our board of directors actively supervises the members of our management that are directly responsible for our day-to-day risk management, including our Chief Financial Officer and Treasurer. The board of directors' risk management role has no impact on its leadership structure. The Audit Committee of our board of directors, which consists of our two independent directors, annually reviews with management our policies with respect to risk assessment and risk management, particularly in the areas of insurance, regulatory compliance, financial risk management, investments and due diligence, and capital flow.
Code of Ethics
Our board of directors adopted a Code of Ethics and Business Conduct on December 1, 2009, which was amended and restated on November 3, 2016 (the "Code of Ethics") and which contains general guidelines applicable to our executive officers, including our principal executive officer, principal financial officer and principal accounting officer, our directors, and employees and officers of our advisor, Griffin Capital Essential Asset Advisor, LLC ("Advisor"), and its affiliates, who perform material functions for us. We make sure that each individual subject to the Code of Ethics acknowledges reviewing and receipt thereof. We adopted our Code of Ethics with the purpose of promoting the following: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications made by us; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting of violations of the Code of Ethics to our Code of Ethics Compliance Officer; and (5) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available in the "Corporate Governance" section of our website, www.griffincapital.com.
Audit Committee
General
The board of directors has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which assists the board of directors in fulfilling its responsibilities to stockholders concerning the Company's financial reporting and internal controls and facilitates open communication among the Audit Committee, board of directors, outside auditors and management. Our Audit Committee adopted a charter on October 28, 2009, which was most recently amended and restated on March 1, 2016 (the "Audit Committee Charter"), and was ratified by our board of directors. A copy of our Audit Committee Charter is available in the "Corporate Governance" section of our website, www.griffincapital.com. The Audit Committee assists our board of directors by: (1) selecting an independent registered public accounting firm to audit our annual financial statements; (2) reviewing with the independent registered public accounting firm the plans and results of the audit engagement; (3) approving the audit and non-audit services provided by the independent registered public accounting firm; (4) reviewing the independence of the independent registered public accounting firm; (5) considering the range of audit and non-audit fees; and (6) reviewing the adequacy of our internal accounting controls. The Audit Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Audit Committee Charter and in accordance with current laws, rules and regulations.

The members of the Audit Committee are our two independent directors, Gregory M. Cazel and Ranjit M. Kripalani each of whom is also independent as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, with Mr. Kripalani serving as Chairman of the Audit Committee. Our board of directors has determined that Mr. Kripalani satisfies the requirements for an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K and has designated Mr. Kripalani as the Audit Committee financial expert in accordance with applicable SEC rules. The Audit Committee held four meetings during 2016.

Relationship with Principal Auditor
Overview
During the year ended December 31, 2016, Ernst & Young served as our independent auditor and provided certain tax and other services. Ernst & Young has served as our independent auditor since our formation. The Audit Committee currently anticipates that it will engage Ernst & Young as our independent auditor to audit our financial statements for the year ending December 31, 2017, subject to agreeing on fee estimates for the audit work. The Audit Committee reserves the right, however, to select a new auditor at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.
A representative of Ernst & Young is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires. The representative also will be available to respond to appropriate questions from stockholders.
Pre-Approval Policies
The Audit Committee Charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for the Company by our independent auditor, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditor's independence. In determining whether or not to pre-approve services, the Audit Committee considers whether the service is permissible under applicable SEC rules. The Audit Committee may, in its discretion, delegate one or more of its members the authority to pre-approve any services to be performed by our independent auditors, provided such pre-approval is presented to the full Audit Committee at its next scheduled meeting.
All services rendered by Ernst & Young in the year ended December 31, 2016 were pre-approved in accordance with the policies set forth above.
Fees Paid to Principal Auditor
The Audit Committee reviewed the audit and non-audit services performed by Ernst & Young, as well as the fees charged by Ernst & Young for such services. In its review of the non-audit service fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young. The aggregate fees billed to us for professional accounting services provided by Ernst & Young, including the audits of our annual financial statements, for the years ended December 31, 2016 and 2015, respectively, are set forth in the table below.

	2016	2015
Audit Fees	$421,642	$676,440
Audit-Related Fees	26,250	25,000
Tax Fees	326,766	269,044
All Other Fees	—	—
Total	$774,658	$970,484
For purposes of the preceding table, the professional fees are classified as follows:

•
Audit Fees - These are fees for professional services performed for the audit of our annual financial statements and the required review of our quarterly financial statements and other procedures performed by the independent auditors to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and services that generally only an independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC.

•
Audit-Related Fees - These are fees for assurance and related services that traditionally are performed by an independent auditor, such as due diligence related to acquisitions and dispositions, audits related to acquisitions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•
Tax Fees - These are fees for all professional services performed by professional staff in our independent auditor's tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Such services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All Other Fees - These are fees for other permissible services that do not meet one of the above-described categories, including assistance with internal audit plans and risk assessments.
Audit Committee Report
Pursuant to the Audit Committee Charter adopted by the board of directors of the Company, the Audit Committee's primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors, the audit and financial reporting process and the system of internal control over financial reporting that management has established and by reviewing the financial information to be provided to the Company's stockholders and others. During the year ended December 31, 2016, the Audit Committee was composed of two independent directors and met four times. Management of the Company has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee's role does not provide any special assurances with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.
In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2016 in the Company's Annual Report on Form 10-K with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The Audit Committee discussed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgment as to the quality and acceptability of the financial statements and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 16, "Communications with Audit Committees," issued by the Public Company Accounting Oversight Board (PCAOB). The Audit Committee also received the written disclosures and the letter from the Company's independent auditor required by applicable requirements of the PCAOB regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor's independence. In addition, the Audit Committee considered the compatibility of non-audit services provided by the independent auditors with the auditors' independence.
The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the financial reporting of the Company.
In reliance on these reviews and discussions, the Audit Committee recommended to our board of directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year-ended December 31, 2016 for filing with the SEC. Our board of directors subsequently accepted the Audit Committee's recommendation and approved the Annual Report on Form 10-K for the year-ended December 31, 2016 for filing with the SEC.
Ranjit M. Kripalani (Chairman)
Gregory M. Cazel
March 8, 2017

The preceding Audit Committee Report to stockholders is not "soliciting material" and is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Nominating and Corporate Governance Committee
General
Our Nominating and Corporate Governance Committee adopted a charter on December 1, 2009, which was most recently amended and restated on March 8, 2017 (the "Nominating and Corporate Governance Committee Charter"), which was ratified by our board of directors. A copy of our Nominating and Corporate Governance Committee Charter is available in the "Corporate Governance" section of our website, www.griffincapital.com. The Nominating and Corporate Governance Committee's primary focus is to assist our board of directors in fulfilling its responsibilities with respect to director nominations, corporate governance, board of directors and committee evaluations and conflict resolutions. The Nominating and Corporate Governance Committee assists our board of directors in this regard by: (1) identifying individuals qualified to serve on our board of directors, consistent with criteria approved by our board of directors, and recommending that our board of directors select a slate of director nominees for election by our stockholders at the annual meeting of our stockholders; (2) developing and implementing the process necessary to identify prospective members of our board of directors; (3) determining the advisability of retaining any search firm or consultant to assist in the identification and evaluation of candidates for membership on our board of directors; (4) overseeing an annual evaluation of our board of directors, each of the committees of our board of directors and management; (5) developing and recommending to our board of directors a set of corporate governance principles and policies; (6) periodically reviewing our corporate governance principles and policies and suggesting improvements thereto to our board of directors; and (7) considering and acting on any conflicts-related matter required by our charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our directors, who is not an independent director, could reasonably be compromised, including approval of any transaction involving our Advisor or its affiliates. The Nominating and Corporate Governance Committee fulfills these responsibilities primarily by carrying out the activities enumerated in the Nominating and Corporate Governance Committee Charter and in accordance with current laws, rules and regulations.
The members of the Nominating and Corporate Governance Committee are our two independent directors, Gregory M. Cazel and Ranjit M. Kripalani, with Mr. Cazel serving as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held five meetings during 2016.
Board of Directors Membership Criteria and Director Selection
The Nominating and Corporate Governance Committee annually reviews with our board of directors the appropriate experience, skills and characteristics required of our directors in the context of the current membership of our board of directors. This assessment includes, in the context of the perceived needs of our board of directors at the time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate's independence from conflict with the Company and the ability of the candidate to attend board of directors meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by our board of directors shall be individuals who possess a reputation and hold or have held positions or affiliations befitting a director of a publicly held company and are or have been actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.
Though we do not have a formal policy regarding diversity with respect to identifying nominees and overall board composition, our Nominating and Corporate Governance Committee considers the impact of diverse backgrounds and experiences of potential nominees on the effectiveness and quality of our board of directors. As part of its annual review process discussed below, the Nominating and Corporate Governance Committee reviews its own effectiveness in recommending director nominees with diverse backgrounds and experiences relative to any perceived needs in the composition of our board of directors.

While our full board of directors remains responsible for selecting its own nominees and recommending them for election by our stockholders, our board of directors has delegated the screening process necessary to identify qualified candidates to the Nominating and Corporate Governance Committee, in consultation with our Chief Executive Officer. Pursuant to our Charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions.
The Nominating and Corporate Governance Committee annually reviews director suitability and the continuing composition of our board of directors; it then recommends director nominees who are voted on by our full board of directors. In recommending director nominees to our board of directors, the Nominating and Corporate Governance Committee solicits candidate recommendations from its own members, other directors and management of the Company. The Nominating and Corporate Governance Committee will also consider suggestions made by stockholders and other interested persons for director nominees who meet the established director criteria. In order for a stockholder to make a nomination, the stockholder must satisfy the procedural requirements for such nomination as provided in the Company's bylaws, which include, among other things, providing the nominee's name, age, address, and ownership of the Company's stock. Such nominations must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
In evaluating the persons nominated as potential directors, the Nominating and Corporate Governance Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating and Corporate Governance Committee determines are relevant.
With respect to the current nominees to our board of directors, whose backgrounds and experience are described in greater detail on pages 17 through 21, our Nominating and Corporate Governance Committee considered all of the factors set forth above in its determination to recommend them for nomination. In particular, our Nominating and Corporate Governance Committee considered Kevin A. Shields' active participation in the management of our operations and his extensive experience in the real estate and real estate financing industry, Gregory M. Cazel's decades of experience in the mortgage industry and his continued service on our board of directors, and Ranjit M. Kripalani's extensive experience in the financial and real estate industry in determining to recommend each of them for nomination to our board of directors. In addition, the Nominating and Corporate Governance Committee considered these particular aspects of the backgrounds of Messrs. Cazel and Kripalani relative to the needs of the committees of our board of directors in determining to recommend them for nomination.
Corporate Governance
Pursuant to the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee developed and recommended a set of formal, written guidelines for corporate governance, which were adopted by our full board of directors.
The Nominating and Corporate Governance Committee also, from time to time, reviews the governance structures and procedures of the Company and suggests improvements thereto to our full board of directors. Such improvements, if adopted by the full board of directors, shall be incorporated into the written guidelines.
Periodic Evaluations
The Nominating and Corporate Governance Committee conducts an annual evaluation of its own performance and oversees the annual evaluations of our board of directors, each of the other committees of our board of directors and management.
Conflicts of Interest
The Nominating and Corporate Governance Committee considers and acts upon any conflicts of interest-related matter required by our charter or otherwise permitted by Maryland law where the exercise of independent judgment by any of our directors, who is not an independent director, could reasonably be compromised, including approval of any transaction involving our Advisor or its affiliates. Our independent directors must approve such transactions as fair and reasonable to us and on terms and conditions not less favorable than those available from unaffiliated third parties, based upon standards set forth in our Charter and Code of Ethics, as well as applicable laws, rules and regulations.
Conflicts of interest-related matters that the Nominating and Corporate Governance Committee has acted upon or expects to act upon include, but are not limited to, the following:

•	the continuation, renewal or enforcement of agreements with our Advisor and its affiliates, including the following significant agreements:

◦
the third amended and restated Advisory Agreement ("Advisory Agreement") with our Advisor and Griffin Capital Essential Asset Operating Partnership, L.P., our operating partnership ("Operating Partnership"), and prior versions of such agreement;

◦	the third amended and restated limited partnership agreement ("Operating Partnership Agreement") with our Advisor and our Operating Partnership, and prior versions of such agreement; and

◦	property management agreements ("Property Management Agreements") with our property manager, Griffin Capital Essential Asset Property Management, LLC ("Property Manager");

•	property contribution transactions that involve affiliates;

•	property sales;

•	property acquisitions; and

•	other transactions with affiliates.
Compensation Committee
General
Our Compensation Committee adopted a charter on November 3, 2016 (the "Compensation Committee Charter"), which was ratified by our board of directors. A copy of our Compensation Committee Charter is available in the "Corporate Governance" section of our website, www.griffincapital.com. The primary focus of the Compensation Committee is to assist our board of directors in fulfilling its responsibilities with respect to officer and director compensation. Prior to the establishment of the Compensation Committee, our board of directors fulfilled all of the responsibilities with respect to officer and director compensation. The Compensation Committee assists our board of directors in this regard when necessary by: (1) reviewing and approving our corporate goals with respect to compensation of officers and directors; (2) recommending to our board of directors compensation for all non-employee directors, including board of directors and committee retainers, meeting fees and equity-based compensation; (3) administering and granting equity-based compensation to our Advisor, employees of our Advisor and affiliates based upon recommendations from our Advisor; and (4) setting the terms and conditions of such equity-based compensation in accordance with our Employee and Director Long-Term Incentive Plan (the "Plan"). The Compensation Committee fulfills these responsibilities in accordance with current laws, rules and regulations.
We believe that our director compensation program is competitive with those of similarly situated companies in our industry, and further aligns the interests of our directors with those of our stockholders.  In establishing our director compensation, we have taken note of and considered compensation paid by similarly situated companies in our industry, but we have not performed systematic reviews of such compensation nor engaged in benchmarking.  Consequently, information about other companies' specific compensation policies has not been a primary consideration in forming our director compensation policies and decisions.  Like many other companies, we issue restricted stock awards to our directors, in addition to providing for an annual retainer.  We have found that the value of these compensation components may be difficult to measure, and therefore believe that comparing them in an objective way to similar arrangements developed by other companies may be of limited value.
The members of the Compensation Committee are our two independent directors, Gregory M. Cazel and Ranjit M. Kripalani, with Mr. Cazel serving as Chairman of the Compensation Committee. The Compensation Committee held two meetings during 2016.

Compensation Committee Interlocks and Insider Participation
For the year ended December 31, 2016, decisions regarding officer and director compensation were made by our Compensation Committee, consisting during that period of Mr. Cazel and Timothy J. Rohner, a former independent director who resigned due to health reasons on January 31, 2017. During the year ended December 31, 2016, Mr. Escalante served as a director of Griffin Capital Essential Asset REIT II, Inc. ("GCEAR II"), one of whose executive officers, Mr. Shields, served on our board of directors.
Compensation Discussion and Analysis - Executive Compensation
We do not compensate our executive officers for services rendered to us.  We do not currently intend to pay any compensation directly to our executive officers. As a result, we do not have, and our Compensation Committee has not considered, a compensation policy or program for our executive officers. If we determine to compensate our executive officers directly in the future, the Compensation Committee will review all forms of compensation and approve all equity-based awards. If we compensated our executive officers directly, the following executive officers would be considered the Company's "Named Executive Officers" as defined in Item 402 of Regulation S-K for the fiscal year ended December 31, 2016:

•	Kevin A. Shields, Chief Executive Officer;

•	Javier F. Bitar, Chief Financial Officer;

•	Joseph E. Miller, former Chief Financial Officer;

•	Michael J. Escalante, President and Chief Investment Officer;

•	David C. Rupert, Executive Vice President; and

•	Mary Higgins, Vice President, General Counsel and Secretary.
Our executive officers also are officers of our Advisor and its affiliates, and are compensated by such entities for their services to us.  We pay these entities fees and reimburse expenses pursuant to our Advisory Agreement. Certain of these reimbursements to our Advisor include reimbursements of a portion of the compensation paid by our Advisor and its affiliates to our Named Executive Officers for services provided to the Company, for which we do not pay our Advisor a fee. For the year ended December 31, 2016, these reimbursements to our Advisor totaled approximately $386,234. Of this amount, $190,385 was attributed to Mr. Bitar, $44,060 was attributed to Mr. Miller, $33,589 was attributed to Mr. Rupert and $118,200 was attributed to Ms. Higgins. No reimbursements were attributed to Mr. Shields or Mr. Escalante. The reimbursable expenses include components of salaries, bonuses, benefits and other overhead charges and are based on the percentage of time each such Named Executive Officer spends on our affairs. Our Compensation Committee does not determine these amounts, but does review with management the allocations of time to the Company and determines that such allocations are fair and reasonable to the Company. Our Named Executive Officers receive significant additional compensation from our Advisor and its affiliates that we do not reimburse.
Compensation Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee has determined that the Compensation Discussion and Analysis - Executive Compensation be included in this proxy statement.
Gregory M. Cazel (Chairman)
Ranjit M. Kripalani
March 8, 2017
The preceding Compensation Report to stockholders is not "soliciting material" and is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Compensation
Summary
The following table provides a summary of the compensation earned by our directors for the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation	All Other Compensation	Total
Kevin A. Shields	$—	$—	$—	$—	$—	$—	$—
Gregory M. Cazel	$56,500	$10,400	$—	$—	$—	$—	$66,900
Timothy J. Rohner(1)	$58,000	$10,400	$—	$—	$—	$—	$68,400
Total	$114,500	$20,800	$—	$—	$—	$—	$135,300
(1) Mr. Rohner served as an independent director during the year ended December 31, 2016 and resigned on January 31, 2017 due to health reasons.
As noted above, our Compensation Committee fulfills all of the responsibilities with respect to officer and director compensation. Because we do not have any employees and our executive officers do not receive any compensation directly from us, these responsibilities are limited to setting director compensation and administering the Plan. Our non-director officers have no role in determining or recommending director compensation. Directors who are also officers of the Company do not receive any special or additional remuneration for service on our board of directors or any of its committees. Each non-employee independent director received compensation for services on our board of directors and its committees as provided below.
Cash Compensation to Directors
For the year ended December 31, 2016, we paid each of our independent directors a retainer of $40,000, plus $1,000 for each board of directors or committee meeting the independent director attended in person or by telephone ($2,000 for attendance by the Chairman of the Audit Committee at each meeting of the Audit Committee and $1,500 for attendance by the Chairman of any other committee at each of such committee's meetings). In the event there were multiple meetings of our board of directors and one or more committees in a single day, the fees were limited to $3,000 per day ($3,500 for the Chairman of the Audit Committee if there was a meeting of such committee).
The board of directors, upon recommendation of the Compensation Committee, has adopted a Director Compensation Plan for independent directors effective for fiscal year 2017, which supersedes the prior compensation arrangements for our independent directors. Under the Director Compensation Plan, each independent director will receive an annual retainer of $90,000, paid in equal quarterly installments. Under the Director Compensation Plan, the Company no longer pays separate meeting fees for attendance at board of directors or committee meetings.
All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.
Employee and Director Long-Term Incentive Plan Awards to Independent Directors
The Plan was approved and adopted on February 12, 2009, prior to the commencement of our initial public offering in order to (1) provide incentives to individuals who are granted awards because of their ability to improve our operations and increase profits; (2) encourage selected persons to accept or continue employment with us or with our Advisor or its affiliates that we deem important to our long-term success; and (3) increase the interest of our independent directors in our success through their participation in the growth in value of our stock. Pursuant to the Plan, we may issue options, stock appreciation rights and other equity-based awards, including, but not limited to, restricted stock. As of the year ended December 31, 2016, we had issued 16,000 shares pursuant to the Plan.
Pursuant to the Plan, we issued 5,000 shares of restricted stock to each independent director on March 3, 2014 who was serving at that time, which are fully vested (the "Initial Restricted Stock Awards"). On each of June 12, 2014,

June 16, 2015, and June 15, 2016, we also issued additional awards of 1,000 shares of restricted stock to each independent director upon each of their respective re-elections to our board of directors, which will generally vest ratably over a period of three years from the date of re-election. Currently, we plan to issue additional awards of 7,000 shares of restricted stock to each independent director upon each of their respective re-elections to our board of directors beginning with our 2017 annual meeting, which will generally vest 50% on the date the shares are awarded and 50% one year from the date of grant (the "Annual Restricted Stock Awards"). Such Annual Restricted Stock Award will consist of 1,000 shares of restricted stock under Section 7.4 of the Plan and an additional 6,000 shares of restricted stock. The Annual Restricted Stock Awards will immediately vest in the event of certain liquidation events, as defined in the Annual Restricted Stock Awards.  Mr. Cazel has received a total of 8,000 shares of restricted stock, 6,000 of which have vested as of December 31, 2016. Mr. Kripalani has received a total of 5,000 shares of restricted stock, which immediately vested upon his appointment to our board of directors on January 31, 2017. Both the Initial Restricted Stock Awards and the Annual Restricted Stock Awards are subject to a number of other conditions set forth in such awards.
The total number of shares of our common stock (or common stock equivalents) reserved for issuance under the Plan is equal to 10% of our outstanding shares of stock at any time, but not to exceed 10,000,000 shares in the aggregate. As of March 31, 2017, approximately 9,981,000 shares were available for future issuance under the Plan. The term of the Plan is ten years. Upon our earlier dissolution or liquidation, upon our reorganization, merger or consolidation with one or more corporations as a result of which we are not the surviving corporation, or upon sale of all or substantially all of our properties, the Plan will terminate, and provisions will be made for the assumption by the successor corporation of the awards granted or the replacement of the awards with similar awards with respect to the stock of the successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices. Alternatively, rather than providing for the assumption of awards, our Compensation Committee, may either (1) shorten the period during which awards are exercisable, or (2) cancel an award upon payment to the participant of an amount in cash that the Compensation Committee determines is equivalent to the amount of the fair market value of the consideration that the participant would have received if the participant exercised the award immediately prior to the effective time of the transaction.
In the event that our Compensation Committee determines that any distribution, recapitalization, stock split, reorganization, merger, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of our assets, or other similar corporate transaction or event, affects the stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award, then the Compensation Committee shall, in such manner as it may deem equitable, adjust the number and kind of shares or the exercise price with respect to any award.

Executive Officers and Directors
Included below is certain information regarding our executive officers and directors. All of our directors, including our two independent directors, have been nominated for reelection at the 2017 annual meeting of stockholders. All of our executive officers serve at the pleasure of our board of directors.

Name	Age	Position(s)	Period with Company
Kevin A. Shields	58	Chairman of the Board of Directors and Chief Executive Officer	8/2008 - present
Michael J. Escalante	56	President and Chief Investment Officer	8/2008 - present
David C. Rupert	60	Executive Vice President	7/2012 - present
Javier F. Bitar	55	Chief Financial Officer and Treasurer	6/2016 - present
Mary P. Higgins	57	Vice President, General Counsel and Secretary	8/2008 - present
Howard S. Hirsch	51	Vice President and Assistant Secretary	1/2015 - present
Don G. Pescara	53	Vice President - Acquisitions	8/2008 - present
Julie A. Treinen	57	Vice President - Asset Management	8/2008 - present
Gregory M. Cazel	54	Independent Director	2/2009 - present
Ranjit M. Kripalani	57	Independent Director	1/2017 - present
Kevin A. Shields, our Chief Executive Officer and the Chairman of our board of directors, has been an officer and director since our formation. Mr. Shields is also the Chief Executive Officer of our sponsor, which he founded in 1995 and which indirectly owns our dealer manager. Mr. Shields has been the Chief Executive Officer of our advisor since its formation, and also serves as the Chief Executive Officer of our dealer manager. Mr. Shields also currently serves as Chief Executive Officer and Chairman of the board of directors of GCEAR II, a public non-traded REIT sponsored by our sponsor, positions he has held since November 2013; as President and trustee of Griffin Institutional Access Real Estate Fund ("GIA Real Estate Fund"), a 1940 Act interval fund sponsored by our sponsor, positions he has held since November 2013; as President and trustee of Griffin Institutional Access Credit Fund ("GIA Credit Fund'), a 1940 Act interval fund sponsored by our sponsor, positions he has held since January 2017; and as President and director of Griffin-Benefit Street Partners BDC Corp. ("GB-BDC"), a non-traded business development company sponsored by our sponsor, a position he has held since May 2014. He also serves as a non-voting special observer of the board of directors of Griffin American Healthcare REIT III, Inc. ("GAHR III") and Griffin American Healthcare REIT IV, Inc. ("GAHR IV"), both of which are public non-traded REITs co-sponsored by our sponsor, and as a member of the investment committee of the advisor of GAHR III. Before founding our sponsor, Mr. Shields was a Senior Vice President and head of the Structured Real Estate Finance Group at Jefferies & Company, Inc. in Los Angeles and a Vice President in the Real Estate Finance Department of Salomon Brothers Inc. in both New York and Los Angeles. Over the course of his 30-year real estate and investment-banking career, Mr. Shields has structured and closed over 200 transactions totaling in excess of $8 billion of real estate acquisitions, financings and dispositions. Mr. Shields graduated from the University of California at Berkeley where he earned a J.D. degree from Boalt Hall School of Law, an M.B.A. from the Haas Graduate School of Business, graduating Summa Cum Laude with Beta Gamma Distinction, and a B.S. from Haas Undergraduate School of Business, graduating with Phi Beta Kappa distinction. Mr. Shields is a licensed securities professional holding Series 7, 63, 24 and 27 licenses, and an inactive member of the California Bar. Mr. Shields is a full member of the Urban Land Institute and frequent guest lecturer at the Haas Graduate School of Business. Mr. Shields is also a member of the Policy Advisory Board for the Fisher Center for Real Estate at the Haas School of Business, the former chair and current member of the Board of Directors for the Investment Program Association and an executive member of the Public Non-Listed REIT Council of the National Association of Real Estate Investment Trusts.
We believe that Mr. Shields' active participation in the management of our operations and his extensive experience in the real estate and real estate financing industries support his appointment to our board of directors.
Michael J. Escalante is our President, a position he has held since June 2015, and as our Chief Investment Officer, a position he has held since August 2008. Mr. Escalante has also served as President of our advisor since its initial formation and as our sponsor's Chief Investment Officer since June 2006, where he is responsible for overseeing all acquisition and disposition activities. Mr. Escalante also currently serves as President of GCEAR II, a position he has held since its formation. He also serves as a member of the investment committee of the respective advisors of GAHR III, GAHR IV, and GIA Real Estate Fund. With more than 25 years of real estate related investment experience, he has been responsible for completing in excess of $6 billion of commercial real estate transactions throughout the United States. Prior to joining our sponsor in June 2006, Mr. Escalante founded Escalante Property Ventures in March 2005, a real estate investment management company, to invest in value-added and development-oriented infill properties within California and other western states. From 1997 to March 2005, Mr. Escalante served eight years at Trizec Properties, Inc., one of the largest publicly-traded U.S. office REITs, with his final position being Executive Vice President - Capital Transactions and Portfolio Management. While at Trizec, Mr. Escalante was directly responsible for all capital transaction activity for the Western U.S., which included the acquisition of several prominent office projects. Mr. Escalante's work experience at Trizec also included significant hands-on operations experience as the REIT's Western U.S. Regional Director with bottom-line responsibility for asset and portfolio management of a 4.6 million square foot office/retail portfolio (11 projects/23 buildings) and associated administrative support personnel (110 total/65 company employees). Prior to joining Trizec, from 1987 to 1997, Mr. Escalante held various acquisitions, asset management and portfolio management positions with The Yarmouth Group, an international investment advisor. Mr. Escalante holds an M.B.A. from the University of California, Los Angeles, and a B.S. in Commerce from Santa Clara University. Mr. Escalante is a full member of the Urban Land Institute and active in many civic organizations.
David C. Rupert is our Executive Vice President, a position he has held since June 2015. Mr. Rupert also served as our President from July 2012 through June 2015. He also serves as the Executive Vice President of GCEAR II, a position he has held since November 2013; as Chief Executive Officer of GB-BDC, a position he has held since May 2014; and as President of our Sponsor, having re-joined our Sponsor in September 2010. Mr. Rupert's more than 30 years of commercial real estate and finance experience includes over $9 billion of transactions executed on four continents: North America, Europe, Asia and Australia. From July 2009 through August 2010, Mr. Rupert co-headed an opportunistic hotel fund in partnership with The Olympia Companies, a hotel owner-operator with more than 800 employees, headquartered in Portland, Maine. From March 2008 through June 2009, Mr. Rupert was a partner in a private equity firm focused on Eastern Europe, in particular extended stay hotel and multifamily residential development, and large scale agribusiness in Ukraine. Mr. Rupert previously served as Chief Operating Officer of our Sponsor from August 1999 through February 2008. From 1999 through 2000, Mr. Rupert served as President of CB5, a real estate and restaurant development company that worked closely with the W Hotel division of Starwood Hotels. From 1997 through 1998, Mr. Rupert provided consulting services in the U.S. and UK to Lowe Enterprises, a Los Angeles-headquartered institutional real estate management firm. From 1986 through 1996, Mr. Rupert was employed at Salomon Brothers in New York, where he served in various capacities, including the head of REIT underwriting, and provided advice, raised debt and equity capital and provided brokerage and other services for leading public and private real estate institutions and entrepreneurs. Since 1984, Mr. Rupert has served on the Advisory Board to Cornell University's Endowment for Real Estate Investments, and in August 2010 Mr. Rupert was appointed Co-Chairman of this Board. For more than 15 years, Mr. Rupert has lectured in graduate-level real estate and real estate finance courses in Cornell's masters-level Program in Real Estate, where he is a founding Board Member. Mr. Rupert received his B.A. degree from Cornell in 1979 and his MBA from Harvard in 1986.
Javier F. Bitar is our Chief Financial Officer and Treasurer, and has served in that capacity since June 2016. Mr. Bitar also currently serves as Chief Financial Officer and Treasurer of GCEAR II, a position he has held since June 2016. Mr. Bitar has over 31 years of commercial real estate related accounting and financial experience, including over 17 years of management-level experience. Prior to joining our sponsor, from July 2014 to May 2016, Mr. Bitar served as the Chief Financial Officer of New Pacific Realty Corporation, a real estate investment and development company. From January 2014 to July 2014, Mr. Bitar served as the Proprietor of JB Realty Advisors, a real estate consulting and advisory company. From July 2008 to December 2013, Mr. Bitar served as the Chief Operating Officer of Maguire Investments, where he was responsible for overseeing operating and financial matters for the company's real estate investment and development portfolio. Mr. Bitar also served as Senior Investment Officer at Maguire Properties, Inc. from 2003 to 2008 and as Partner and Senior Financial Officer at Maguire Partners from 1987 to 2003. Mr. Bitar graduated Magna Cum Laude from California State University, Los Angeles, with a Bachelor of Business Administration degree and is a Certified Public Accountant in the State of California.

Mary P. Higgins is our Vice President, General Counsel and Secretary and has been with us since our formation. Ms. Higgins is also the Vice President, General Counsel and Secretary of our Advisor and the Vice President, General Counsel and Secretary of our Sponsor. Ms. Higgins has also served as Vice President and General Counsel of GCEAR II since November 2013. Prior to joining our Sponsor in August 2004, Ms. Higgins was a partner at the law firm of Wildman, Harrold, Allen & Dixon LLP in Chicago, Illinois. Ms. Higgins has been our Sponsor's primary real estate transaction counsel for more than 10 years and has worked together with our Sponsor's principals on nearly all of their acquisition, due diligence, leasing, financing and disposition activities during that time period. Ms. Higgins has over 20 years of experience representing both public and private real estate owners, tenants and investors in commercial real estate matters, including development, leasing, acquisitions, dispositions, and securitized and non-securitized financings. Representative transactions include sales and dispositions of regional malls, including some of the premier regional malls in the nation; sale of a golf course in an UPREIT structure; a $38 million credit tenant loan transaction; acquisition of various Florida office properties for a $150 million office property equity fund; representation of the ground lessor in a subordinated tenant development ground lease and a $350 million property roll up. Ms. Higgins additionally has extensive commercial leasing experience. Ms. Higgins is the author of the chapter entitled "Due Diligence on Commercial Leases" in the Real Estate Transactions volume published by the Illinois Institute for Continuing Legal Education, and she is active in many civic organizations. Ms. Higgins earned her undergraduate degree in Law Firm Administration from Mallinckrodt College (now part of Loyola University) and her J.D. degree from DePaul University College of Law, both of which are located in Illinois.
Howard S. Hirsch is our Vice President and our Assistant Secretary, and has held these positions since January 2015. Mr. Hirsch also serves as Vice President and Secretary of GCEAR II, positions he has held since June 2014; as Vice President and General Counsel - Securities of our Sponsor, positions he has held since June 2014; as Vice President and Secretary of our Advisor, positions he has held since November 2014; as Vice President and Assistant Secretary of GIA Real Estate Fund, positions he has held since January 2015; as Vice President and Assistant Secretary of GIA Credit Fund, positions he has held since January 2017; and as Vice President and Secretary of GB-BDC, positions he has held since November 2014. Prior to joining Griffin Capital Company, LLC in June 2014, Mr. Hirsch was a shareholder at the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC in Atlanta, Georgia. From July 2007 through the time he joined Baker Donelson in April 2009, Mr. Hirsch was counsel at the law firm of Bryan Cave LLP in Atlanta, Georgia. Prior to joining Bryan Cave LLP, from July 1999 through July 2007, Mr. Hirsch worked at the law firm of Holland and Knight LLP in Atlanta, Georgia, where he was an associate and then a partner. Mr. Hirsch has over 18 years of experience in public securities offerings, SEC reporting, corporate and securities compliance matters, and private placements. He previously handled securities, transactional and general corporate matters for various publicly-traded and non-traded REITs. Mr. Hirsch's experience also includes registrations under the Securities Act of 1933 and the 1940 Act, reporting under the Securities Exchange Act of 1934, and advising boards of directors and the various committees of public companies. He has counseled public companies on corporate governance best practices and compliance matters, and has represented issuers on SEC, FINRA, and "Blue Sky" regulatory matters in connection with registrations of public offerings of non-traded REITs and real estate partnerships. He also has experience representing broker dealers on various FINRA compliance matters. Mr. Hirsch earned his B.S. degree from Indiana University and his J.D. degree from The John Marshall Law School in Chicago, Illinois.

Don G. Pescara is our Vice President - Acquisitions and has been with us since our formation. Mr. Pescara is also the Managing Director - Acquisitions for our Advisor and the Managing Director - Acquisitions for our Sponsor. Mr. Pescara has also served as Vice President - Acquisitions for GCEAR II since November 2013. Mr. Pescara is responsible for our Sponsor's activities in the Midwestern U.S. and is based in our Sponsor's Chicago office. Prior to joining our Sponsor in January 1997, Mr. Pescara was a Director at Cohen Financial in the Capital Markets Unit, responsible for all types of real estate financing including private placements of both debt and equity, asset dispositions, and acquisitions on behalf of Cohen's merchant banking group. Prior to joining Cohen, Mr. Pescara was a Director at CB Commercial Mortgage Banking Group. During his more than 25-year career, Mr. Pescara has been responsible for many innovative financing programs, including structuring corporate sale/leaseback transactions utilizing synthetic and structured lease bond financing. Formerly Co-Chairman of the Asian Real Estate Association, Mr. Pescara was responsible for creating a forum for idea exchange between Pacific Rim realty investors and their United States counterparts. An active member of the Urban Land Institute, Mortgage Bankers Association and the International Council of Shopping Centers, Mr. Pescara is a graduate of the University of Illinois at Urbana-Champaign with a B.A. in Economics and a minor in Finance and is a licensed Illinois Real Estate Broker.

Julie A. Treinen is our Vice President - Asset Management and has held that position since our formation. Ms. Treinen is also the Managing Director - Asset Management for our Advisor and the Managing Director - Asset Management for our Sponsor where she is responsible for all of the firms' asset management activities. Ms. Treinen also currently serves as Vice President - Asset Management for GCEAR II, a position she has held since November 2013. Before joining our Sponsor in September 2004, Ms. Treinen was a Vice President at Cornerstone Real Estate Advisers, Inc., a Hartford-based, SEC-registered real estate investment and advisory firm with $4.6 billion of assets under management. During her five years at Cornerstone, Ms. Treinen managed the acquisition diligence of approximately 1.2 million square feet of existing assets totaling $238 million, the development of five apartment joint venture projects totaling $152 million, and the disposition of five properties totaling $125 million. Ms. Treinen was also the senior asset manager for a $400 million portfolio of office, industrial and apartment investments. Prior to joining Cornerstone, from 1996 to 1999, Ms. Treinen was Director, Field Production at Northwestern Mutual Life in Newport Beach where she initiated, negotiated, and closed three development projects totaling over $100 million and three mortgage originations totaling over $100 million, and acquired four existing assets totaling over $50 million. Prior to joining Northwestern, from 1989 to 1996, Ms. Treinen was a Vice President at Prudential Realty Group in Los Angeles. Over the course of her seven-year tenure at Prudential, Ms. Treinen originated over $235 million in new commercial mortgage loans, structured and negotiated problem loan workouts, note sale and foreclosures totaling over $140 million and managed a portfolio of office, industrial and apartment investments totaling approximately $500 million. Prior to the real estate industry, Ms. Treinen spent several years in finance and as a certified public accountant. Ms. Treinen holds an MBA degree from the University of California at Berkeley, and a B.A. degree in Economics from the University of California at Los Angeles.
Gregory M. Cazel is one of our independent directors and is the Chairman of our Nominating and Corporate Governance Committee and our Compensation Committee and a member of our Audit Committee. He has been one of our independent directors since February 2009. Since December 2015, Mr. Cazel has been a Regional Loan Originator for HUNT Mortgage Capital in Chicago. His responsibilities include originating CMBS, balance sheet equity and Fannie Mae and Freddie Mac loans for the company. From May 2013 to November 2015, Mr. Cazel was a Managing Director in the Real Estate Capital Markets division of Wells Fargo Bank, NA, in Chicago, where he originated both CMBS and balance sheet loans for the bank, working with mortgage bankers and direct borrowers throughout the Midwest. Prior to that, Mr. Cazel was an Executive Vice President with A10 Capital beginning in June 2010, and became a Principal in the firm in October 2010. A10 Capital specializes in financing commercial real estate and providing advisory and management services for the workout of all types of troubled loans and real estate assets. From October 2009 to April 2010, Mr. Cazel was the Midwest Regional Director for Real Estate Disposition Corp., LLC, a real estate auction marketing firm, specializing in selling residential, commercial, multi-family and hospitality properties and land, as well as performing and non-performing notes and loan pools. Mr. Cazel is also President of Midwest Residential Partners, LLC, a private real estate investment firm, which he formed in July 2008. Mr. Cazel has more than 29 years of commercial real estate finance, acquisition, loan origination and securitization, mortgage banking, underwriting, analysis, and investment experience. Throughout his career, Mr. Cazel has been responsible for closing in excess of $4.5 billion of commercial real estate loans including fixed-rate, floating-rate, and mezzanine financings throughout the United States. From January 2009 to October 2009, Mr. Cazel was a Partner with Prairie Realty Advisors, Inc., a mortgage banking firm. From April 2007 to June 2008, Mr. Cazel was an Executive Director with Dexia Real Estate Capital Markets Company, a Division of Dexia Bank, a Belgium-based financial institution, where he was responsible for establishing the Chicago office and managing the Midwest presence for the CMBS loan program. From 1999 to April 2007, Mr. Cazel was a Vice President at JP Morgan Mortgage Capital where he ran a commercial loan production team that closed over $3.6 billion in permanent, floating, and mezzanine loans, representing the highest loan production volume in the country for JP Morgan during his tenure and earning Mr. Cazel the number one ranking throughout the JP Morgan branch office system. Mr. Cazel earned a B.A. in the Liberal Arts and Sciences College, with a concentration in Real Estate and Finance, from the University of Illinois.
We believe that Mr. Cazel's decades of experience in the mortgage industry and real estate finance industry and his seven years of experience as a director of non-traded REITs support his appointment to our board of directors.
Ranjit M. Kripalani is one of our independent directors and is the Chairman of our Audit Committee and a member of our Nominating and Corporate Governance Committee and our Compensation Committee. He has been one of our independent directors since January 2017. From 2009 to 2014, Mr. Kripalani served as the chief executive officer of CRT Capital Group LLC, an institutionally focused broker-dealer. Prior to joining CRT Capital Group LLC, Mr. Kripalani worked at Countrywide Capital Markets, Inc. and Countrywide Financial Corporation from 1998 to 2008, where he served in a number of roles, including as president of capital markets and executive managing director of Countrywide Financial Corp. and chief executive officer and president of Countrywide Capital Markets from 2001 to 2008. Mr. Kripalani also served as president and chief executive officer of Countrywide Securities Corporation from 2000 to 2008 and was the executive vice president and national sales manager for Countrywide Securities Corporation from 1998 to 2000. Prior to joining Countrywide, Mr. Kripalani served as managing director and head of mortgage trading for Chase Securities, Inc. from 1995 to 1998, and as managing director and head of mortgage trading for PaineWebber, Inc. from 1985 to 1995. Mr. Kripalani also currently serves on the board of directors of Western Asset Mortgage Corp., a position he has held since 2014. Mr. Kripalani has a B.A. in International Relations from Tufts University and a Graduate Diploma in Business Studies from the London School of Economics.
We believe that Mr. Kripalani's extensive real estate and business experience and his four years of experience as a director of a REIT supports his appointment to our board of directors.
STOCK OWNERSHIP
Beneficial Ownership of the Company's Stock
The following table sets forth, as of March 31, 2017, the amount of our common stock beneficially owned by: (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (2) each of our directors; (3) each of our Named Executive Officers; and (4) all of our current directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 175,672,095 shares of common stock outstanding as of March 31, 2017.

	Common Stock Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock		Percentage of Class
Kevin A. Shields, Chairman of the Board of Directors and Chief Executive Officer(3)	100		*
Michael J. Escalante, President and Chief Investment Officer	4,468		*
David C. Rupert, Executive Vice President	—		—
Javier F. Bitar, Chief Financial Officer and Treasurer	—		*
Mary P. Higgins, Vice President, General Counsel and Secretary	—		—
Joseph E. Miller, former Chief Financial Officer and Treasurer	1,349
Gregory M. Cazel, independent director	11,404	(4)	*
Ranjit M. Kripalani, independent director	5,000	(5)	*
All directors and executive officers as a group (11 persons)	26,403		*
* Represents less than 1% of our outstanding common stock as of March 31, 2017.

(1)	The address of each beneficial owner listed is c/o Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

(2)
Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following March 31, 2017. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)	Includes 100 shares owned by Griffin Capital Essential Asset Advisor, LLC, which is controlled by Mr. Shields.

(4)
Mr. Cazel was awarded 5,000 shares of restricted stock on March 3, 2014, which are fully vested, 1,000 shares of restricted stock upon his re-election to our board of directors on June 12, 2014, which will vest ratably over a period of three years from the date of grant, 1,000 shares of restricted stock upon his re-election to our board of directors on June 16, 2015, which will vest ratably over a period of three years from the date of grant, and 1,000 shares of restricted stock upon his re-election to our board of directors on June 15, 2016, which will vest ratably over a period of three years from the date of grant. The amounts listed include all shares of restricted stock that have vested as of March 31, 2017 or will vest within 60 days of such date.

(5)	Mr. Kripalani was awarded 5,000 shares of restricted stock on January 31, 2017, which are fully vested.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each director, officer, and individual beneficially owning more than 10% of a registered security to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5). Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2016 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons for 2016.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
General
Certain of our executive officers and one of our directors hold ownership interests in and are officers of our sponsor, our Advisor, our Operating Partnership, our Property Manager, and other affiliated entities. As a result, these individuals owe fiduciary duties to these other entities and their owners, which fiduciary duties may conflict with the duties that they owe to our stockholders and us. Their loyalties to these other entities could result in actions or inactions that are detrimental to our business, which could harm the implementation of our investment objectives. Conflicts with our business and interests are most likely to arise from involvement in activities related to: (1) allocation of new investments and management time and services between us and the other entities, including GCEAR II, GAHR III, GAHR IV, GB-BDC, GIA Real Estate Fund, and GIA Credit Fund; (2) our purchase of properties from, or sale of properties to, affiliated entities; (3) the timing and terms of the investment in or sale of an asset; (4) development of our properties by affiliates; (5) investments with affiliates of our Advisor; (6) compensation to our Advisor; and (7) our relationship with our Property Manager.
Our Nominating and Corporate Governance Committee will consider and act on any conflicts-related matter required by our Charter or otherwise permitted by Maryland General Corporation Law ("MGCL") where the exercise of independent judgment by any of our directors (who is not an independent director) could reasonably be compromised, including approval of any transaction involving our Advisor and its affiliates. In addition, our Charter contains a number of restrictions relating to (1) transactions we enter into with our Advisor and its affiliates, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities.
Our independent directors reviewed the material transactions between us and our affiliates during the year ended December 31, 2016. As described in more detail below, we are currently a party to three types of agreements giving rise to material transactions between us and our affiliates: our Advisory Agreement, our Operating Partnership Agreement, and our Property Management Agreements. Set forth below is a description of the relevant transactions with our affiliates, which we believe have been executed on terms that are fair to us.
Advisory Agreement
Our Advisor is Griffin Capital Essential Asset Advisor, LLC. Our Advisor was formed in Delaware on August 27, 2008 and is owned by our sponsor, through a series of holding companies. Some of our officers and one of our directors are also officers of our Advisor. Our Advisor has contractual responsibility to us and our stockholders pursuant to the Advisory Agreement.
Our Advisor manages our day-to-day activities pursuant to our Advisory Agreement. Pursuant to our Advisory Agreement, we are obligated to reimburse our Advisor for certain services and payments, including payments made by our Advisor to third parties, including in connection with potential acquisitions. Under our Advisory Agreement, our Advisor has undertaken to use its commercially reasonable best efforts to present to us investment opportunities consistent with our investment policies and objectives as adopted by our board of directors. In its performance of this undertaking, our Advisor, either directly or indirectly by engaging an affiliate, shall, among other duties and subject to the authority of our board of directors:

•	find, evaluate, present and recommend to us investment opportunities consistent with our investment policies and objectives;

•	serve as our investment and financial advisor and provide research and economic and statistical data in connection with our assets and our investment policies;

•	acquire properties and make investments on our behalf in compliance with our investment objectives and policies;

•	structure and negotiate the terms and conditions of our real estate acquisitions, sales or joint ventures;

•	review and analyze each property's operating and capital budget;

•	arrange, structure and negotiate financing and refinancing of properties;

•	perform all operational functions for the maintenance and administration of our assets, including the servicing of mortgages;

•	consult with our officers and board of directors and assist the board of directors in formulating and implementing our financial policies;

•
prepare and review on our behalf, with the participation of one designated principal executive officer and principal financial officer, all reports and returns required by the SEC, IRS and other state or federal governmental agencies;

•	provide the daily management and perform and supervise the various administrative functions reasonably necessary for our management and operations; and

•	investigate, select, and, on our behalf, engage and conduct business with such third parties as our Advisor deems necessary to the proper performance of its obligations under the Advisory Agreement.
The term of our Advisory Agreement is one year and will end on November 6, 2017, but may be renewed for an unlimited number of successive one-year periods. However, a majority of our independent directors must approve the Advisory Agreement and the fees thereunder annually prior to any renewal, and the criteria for such renewal shall be set forth in the applicable meeting minutes. Additionally, any party may terminate the Advisory Agreement without penalty upon 60 days' written notice. Upon a termination of the Advisory Agreement, in certain circumstances, our Advisor may be entitled to receive substantial amounts in the form of a subordinated distribution pursuant to the Operating Partnership Agreement. If we elect to terminate the Advisory Agreement, we will be required to obtain the approval of a majority of our independent directors. In the event of the termination of our Advisory Agreement, our Advisor will be required to cooperate with us and take all reasonable steps requested by us to assist our board of directors in making an orderly transition of the advisory function.
Our Advisor and its officers, employees and affiliates expect to engage in other business ventures and, as a result, their resources will not be dedicated exclusively to our business. However, pursuant to the Advisory Agreement, our Advisor will be required to devote sufficient resources to our administration to discharge its obligations. Our Advisor has the right to assign the Advisory Agreement to an affiliate subject to approval by our independent directors. We have the right to assign the Advisory Agreement to any successor to all of our assets, rights and obligations. Our board of directors shall determine whether any successor advisor possesses sufficient qualifications to perform the advisory function for us and whether the compensation provided for in its Advisory Agreement with us is justified. Our independent directors will base their determination on the general facts and circumstances that they deem applicable, including the overall experience and specific industry experience of the successor advisor and its management. Other factors that will be considered are the compensation to be paid to the successor advisor and any potential conflicts of interest that may occur.
Our Advisor will be entitled to receive various fees and expenses under the terms of the Advisory Agreement. Under the terms of our Advisory Agreement, our Advisor receives an acquisition fee equal to 2.5% of the contract purchase price (as such term is defined in the Advisory Agreement) of each property we acquire. Our Advisor also receives a monthly asset management fee for managing our assets equal to an annual fee of 0.75% of the aggregate asset value of our assets. Under the Advisory Agreement, our Advisor will receive a disposition fee if we sell all or substantially all of our properties, or all or substantially all of our business or securities are transferred or otherwise disposed of by way of a merger or other similar transaction, as long as our Advisor provides a substantial amount of services in connection with the sale. Such disposition fee will be equal to the lesser of (a) 3% of the contract sales price (as such term is defined in the Advisory Agreement) or (b) 50% of the competitive commission (as such term is defined in the Advisory Agreement). In certain circumstances described further in the Advisory Agreement, the disposition fee will be subordinated to invested capital (as defined in the Operating Partnership Agreement). The total disposition fees and commissions paid (including fees and commissions paid to third parties) may not exceed an amount equal to the lesser of (i) 6% of the aggregate contract sales price or (ii) the competitive commission.
The Advisory Agreement provides for reimbursement of our Advisor's direct and indirect costs of providing administrative and management services to us. Our operating expenses shall (in the absence of a satisfactory showing to the contrary) be deemed to be excessive, and our Advisor must reimburse us in the event our total operating expenses for the 12 months then ended exceed the greater of 2.0% of our average invested assets or 25.0% of our net income, unless a majority of our independent directors has determined that such excess expenses were justified based on unusual and non-recurring factors. For the year ended December 31, 2016, our expenses were within such limits.
Operating Partnership Agreement
On October 15, 2014, we entered into a Third Amended and Restated Limited Partnership Agreement with our Operating Partnership and our Advisor, which amends and supersedes the Second Amended and Restated Limited Partnership Agreement. We conduct substantially all of our operations through the Operating Partnership, of which we are the general partner. Our Advisor has a special limited partnership interest in the Operating Partnership and is a party to the Operating Partnership Agreement.
Pursuant to the Operating Partnership Agreement, our Advisor may be entitled to receive various subordinated distributions, each of which are outlined further in the Operating Partnership Agreement, if we (1) list our shares of common stock on a national exchange, (2) terminate the Advisory Agreement, (3) liquidate the portfolio, or (4) enter into an Extraordinary Transaction, as defined in the Operating Partnership Agreement. In the case of each of the foregoing distributions, our Advisor's receipt of the distribution is subordinate to return of capital to our stockholders plus at least a 6% cumulative, non-compounded return, and our Advisor's share of the distribution is 5%, 10%, or 15%, depending on the return level to our stockholders. There were no subordinated distributions for the year ended December 31, 2016.
In addition, in the event of a merger of our Advisor into us or one of our affiliates in anticipation of listing or a merger with an already-listed entity, any merger consideration paid to our sponsor or its affiliates in excess of unreturned and unreimbursed capital invested by the sponsor and its affiliates into us, our Advisor, or affiliates, relating in any way to the business organization of us, the Operating Partnership, or any of our offerings, shall be subordinated to the return of stockholders' invested capital. Such excess merger consideration shall be paid in stock that may not be traded for one year from the date of receipt, and such stock shall be held in escrow pending the occurrence of certain conditions outlined further in the Operating Partnership Agreement.
Property Management Agreements
Griffin Capital Essential Asset Property Management, LLC, our Property Manager, is wholly owned by Griffin Capital Property Management, LLC. Our sponsor, through a series of holding companies, is the owner of Griffin Capital Property Management, LLC. Our Property Manager manages our properties pursuant to our Property Management Agreements.
Pursuant to our Property Management Agreements with our Property Manager, we will pay the Property Manager up to 3% of the gross monthly income collected from each property it manages for the preceding month. Our Property Manager may pay some or all of these fees to third parties with whom it subcontracts to perform property management services. In the event that a certain lease provides for a property management fee in excess of 3%, our Property Manager will be entitled to collect a fee based on the allowed percentage of the gross monthly income collected. In the event that we contract directly with a non-affiliated third-party property manager with respect to a particular property, we will pay our Property Manager an oversight fee equal to 1% of the gross revenues of the property managed. In no event will we pay both a property management fee to the property manager and an oversight fee to our Property Manager with respect to a particular property.
In addition, we may pay our Property Manager or its designees a leasing fee in an amount equal to the fee customarily charged by others rendering similar services in the same geographic area. We may also pay our Property

Manager or its designees a construction management fee for planning and coordinating the construction of any tenant directed improvements for which we are responsible to perform pursuant to lease concessions, including tenant-paid finish-out or improvements. We will also be entitled to a construction management fee of 5% of the cost of improvements.
All costs and expenses incurred by our Property Manager on our behalf in fulfilling its duties to us under the Property Management Agreements are to be paid out of an account that is fully funded by us, or paid directly by us. Such costs and expenses may include, but are not limited to, reasonable wages and salaries of on-site and off-site employees of our Property Manager who are directly engaged in the operation, management, maintenance, leasing, construction, or access control of our properties, including taxes, insurance and benefits relating to such employees, along with the legal, travel and other out-of-pocket expenses that are directly related to the management and leasing of specific properties we own. Our Property Manager will also allocate a portion of its office, administrative and supplies expense to us to the extent directly related to the foregoing reasonable reimbursable expenses for the management of our properties.
We anticipate that the Property Management Agreements with our Property Manager will have terms of one year and shall be automatically extended for additional one-year periods unless we or our Property Manager give sixty (60) days' prior written notice of such party's intention to terminate a Property Management Agreement. Under the Property Management Agreements, our Property Manager is not prevented from engaging in other activities or business ventures, whether or not such other activities or business ventures are in competition with us or our business, including, without limitation, property management services for other parties, including other REITs, or for other programs advised, sponsored or organized by our sponsor or its affiliates.
Fees Paid to Our Affiliates
Pursuant to the agreements discussed above, the following summarizes the related party costs incurred, paid and payable as of and for the year ended December 31, 2016 (in thousands):

	As of December 31, 2015	Year Ended December 31, 2016
	Payable	Incurred		Paid	Payable
Advisor and Property Manager fees
Acquisition fees and expenses	$2,965	$1,322	(1)	$4,287	$—
Operating expenses	2,177	1,525		3,702	—
Asset management fees	2,168	23,530		23,716	1,982
Property management fees	1,235	9,740		10,238	737
Disposition fees	287	—		287	—
Costs advanced by the Advisor	6	73		79	—
Total	$8,838	$36,190		$42,309	$2,719
(1) Represents acquisition fees and expense reimbursements related to the land parcels and the HealthSpring property acquired during the previous quarters.

PROPOSALS ON WHICH YOU MAY VOTE
WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON OR NOT, WE URGE YOU TO HAVE YOUR VOTE RECORDED. STOCKHOLDERS MAY SUBMIT THEIR PROXIES VIA MAIL USING THE ENCLOSED PROXY CARD AND ENVELOPE, VIA THE INTERNET AT WWW.PROXYVOTE.COM OR VIA TELEPHONE AT (800) 690-6903.
YOUR VOTE IS VERY IMPORTANT AND YOUR IMMEDIATE RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE US SIGNIFICANT ADDITIONAL EXPENSES ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.
PROPOSAL 1. ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of all three members of our board of directors. Each person elected will serve as a director until our 2018 annual meeting of stockholders and until his successor is duly elected and qualified. Our board of directors has nominated the following people for re-election as directors:

•	Kevin A. Shields

•	Gregory M. Cazel

•	Ranjit M. Kripalani
Each of the nominees is a current member of our board of directors. Detailed information on each nominee is provided on pages 17 through 21.
If any nominee becomes unable or unwilling to stand for re-election, our board of directors may designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Vote Required
Each director is elected by the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. There is no cumulative voting in the election of our directors. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.
Recommendation
Each of the three nominees for re-election as a director will be elected at the annual meeting if a quorum is present at the annual meeting and a majority of shares present in person or by proxy and entitled to vote at such meeting vote in favor of such director for re-election. A properly executed proxy marked "FOR ALL" will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy marked "FOR ALL EXCEPT" will be considered a vote in favor of all nominees EXCEPT those nominees you specifically strike from the list provided. A properly executed proxy marked "WITHHOLD ALL" will be considered a vote against all director nominees.
Our board of directors unanimously recommends a vote "FOR ALL" nominees listed for re-election as directors.

PROPOSAL 2. APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR CHARTER
Introduction
Our board of directors declared an amendment and restatement of our Charter advisable on March 8, 2017. Our board of directors directed that proposals to amend and restate the Charter be submitted for stockholder consideration at the 2017 annual meeting. Please see the form of Fourth Articles of Amendment and Restatement ("Fourth Articles") attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing charter as Exhibit B. The descriptions set forth in Proposals No. 2.A and 2.B collectively summarize the amendments that our board of directors approved in the Fourth Articles, each of which is qualified in its entirety by reference to Exhibit A, which you should read in its entirety. If the proposals are approved and the Fourth Articles take effect, our board of directors will amend our bylaws to eliminate inconsistencies resulting from the proposed amendments and to make certain other changes to our bylaws.
Summary Reasons for Proposed Charter Amendments

We conducted an initial public offering and a follow-on public offering of our shares of common stock between 2009 and 2014. Because our shares of common stock were not listed on a national securities exchange, we were required to register our initial public offering with the state securities administrators in each state in which we desired to offer securities for sale. In offerings that are subject to their regulation, most states hold REITs to the standards set forth in the NASAA REIT Guidelines. As a result, our current charter includes a number of limitations that are imposed by the NASAA REIT Guidelines. Because we ceased raising capital in a primary public offering in April 2014, our board of directors believes that it would be in the best interests of the Company and its stockholders to remove some of these NASAA-mandated limitations because they impose an administrative burden on the Company and could put us at a competitive disadvantage relative to our competitors whose charters do not contain these restrictions.

Further, as our primary offering stage has ended, our board of directors has begun to explore various ways to provide liquidity to our stockholders, each of which we refer to as a liquidity event, and the timing of such a liquidity event, which may include: a sale of all or substantially all our assets, a sale or merger of our Company, a listing of our common stock on a national securities exchange (provided we meet the then applicable listing requirements), or other similar transaction. We cannot assure you if or when we will effect a liquidity event, or what form of liquidity event will result in greater value for our stockholders. Proposal No. 2.A seeks to remove certain provisions of the NASAA REIT Guidelines that are not typically set forth in charters of listed REITs and impose standards not otherwise required under Maryland law. Such provisions could prevent us from pursuing opportunities that we deem to be advantageous or impose obligations that could add to our costs or prevent us from responding quickly to such opportunities. We believe that revising these provisions to follow Maryland law and otherwise to accord with other exchange-listed REITs in Maryland will provide us with greater flexibility in implementing our business plan and advancing our strategic objectives. In Proposal No. 2.A we are proposing to amend and restate our charter to remove or revise these provisions. However, none of the proposed charter amendments are required in order for a listing of our shares on a national securities exchange, and we may choose to list or not to list our shares regardless of whether the proposed charter amendments are approved or not approved.

In addition, the proposal to amend and restate our charter outlined in Proposal 2.B will make clear that we have the ability to issue stock dividends of one class of stock to holders of another class of stock, eliminating ambiguity in this regard with respect to newly created classes of stock. This may increase our flexibility to affect a staged listing of our shares on a national securities exchange, and would give us the flexibility to issue stock dividends to preserve cash while satisfying REIT distribution requirements.

PROPOSAL 2.A - Amendments to Remove Limitations Imposed by the NASAA REIT Guidelines
The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the removal of various NASAA-mandated limitations, and is qualified in its entirety by the complete text of the Fourth Articles, which is attached hereto as Exhibit A and which has been marked to show the proposed changes from our existing Charter as Exhibit B.
Provisions Regarding Investor Suitability
Our current Charter imposes certain suitability and minimum investment requirements on investors in our common stock in accordance with the NASAA REIT Guidelines. The Fourth Articles remove the requirements in Section 5.8 of Article V of the Charter that stockholders meet certain suitability criteria regarding suitability and minimum investment of stockholders. The removal of these requirements generally will provide stockholders with greater ability to sell shares, since prospective buyers would no longer be subject to the financial suitability standards imposed by the NASAA REIT Guidelines. In addition, the removal of these provisions would eliminate the minimum stockholding requirements, thus permitting transfers of shares in any amount. Furthermore, the removal of these provisions eliminates the requirement that anyone selling shares make a determination that the purchase of our shares is a suitable and appropriate investment for the prospective stockholder (although we are currently not selling shares). Rather, prospective stockholders or their financial advisers, or both, would determine for themselves whether an investment in the Company is a suitable and appropriate investment.
Provision Regarding Distribution Reinvestment Plans
The NASAA REIT Guidelines required provisions in our current Charter related to our distribution reinvestment plan that established disclosure of material information, including tax consequences of reinvesting distributions, and withdrawal rights of participating stockholders. Therefore, the Fourth Articles delete Section 5.9 of Article V of the Charter that relates to a distribution reinvestment plan. While we may continue to do so, we think it puts us at a disadvantage to have it in our Charter if not required under Maryland law, or typical of other public companies.
Provisions Regarding Directors
As required by the NASAA REIT Guidelines, our current Charter contains several provisions relating to our directors and specifically our independent directors. We are proposing to remove these NASAA-mandated provisions, which relate to the number and independence of directors; the term and experience of directors; the committees of the board of directors; the fiduciary obligations of the board of directors; and approval of certain matters by the independent directors. Additional information is provided below.
Number and Independence of Directors. The Fourth Articles delete the requirement that our board of directors be comprised of at least three directors. This is a NASAA REIT Guidelines requirement and under the MGCL, our board of directors may be comprised of as few as one director. The Fourth Articles will continue to require that a majority of our board of directors be composed of independent directors; however, independence will no longer be determined based on the NASAA REIT Guidelines, rather independence will be determined under the rules of the New York Stock Exchange, or NYSE. We currently evaluate the independence of our directors under both our current Charter definition (as required by the NASAA REIT Guidelines) and the NYSE standard. All of our current independent directors meet the NYSE standard for independence, and we do not expect that removing NASAA-imposed director requirements will affect the composition of our board of directors. The Fourth Articles also eliminate the requirement that independent directors nominate replacements for vacancies among the independent director positions.
Term and Experience of Directors. The Fourth Articles delete the NASAA REIT Guidelines requirement in Section 7.2 of Article VII of our current Charter that each director hold office for one year, until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, as this provision is typically included in a company's bylaws. In addition, the Fourth Articles delete the NASAA REIT Guidelines requirements in Section 7.3 of Article VII of our current Charter that any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the Company's assets and that at least one independent director have at least three years of relevant real estate experience. This NASAA-mandated provision is more restrictive than what is required under the MGCL and any national securities exchange.
Committees. The Fourth Articles delete the NASAA REIT Guidelines requirement that a majority of the members of all committees (even ad hoc committees) be independent directors as such requirement is more stringent than national securities exchange rules with respect to committee composition.

Fiduciary Obligations. The Fourth Articles also delete the NASAA REIT Guidelines statement that directors serve in a fiduciary capacity and have fiduciary duties. Under the MGCL, each director has a duty to act in good faith, with a reasonable belief that his or her action is in the Company's best interests and with the care of an ordinarily prudent person in a like position under similar circumstances. This change is advisable as it is not desirable to establish multiple standards governing the duties of directors under Maryland law.
Approval of Independent Directors. The Fourth Articles delete the NASAA REIT Guidelines requirement that certain matters be approved by the independent directors, which is more restrictive than requirements under Maryland law, in order to provide the customary flexibility of other REITs.

Provisions Regarding Investment Objectives and Limitations
Investment Objectives. Article IX of our current Charter contains a number of limitations and restrictions on our ability to make certain types of investments (including investments in certain mortgage loans, unimproved property or equity securities), as required by the NASAA REIT Guidelines. Our board of directors believes that the elimination of these restrictions is desirable as they will remove restrictions on potential transactions that could become available to us and that could be in our best interest. Although we have no intention of pursuing any of the investments currently limited by Article IX, we believe that increased flexibility could be advantageous and that the limitations are rarely, if ever, found in the charter of a listed REIT. Nevertheless, the proposed Fourth Articles increase the risk that we will pursue transactions such as those referenced above, which, if such investments perform poorly, could adversely affect our results of operations and the value of your investment in us.
Indebtedness. Article IX also limits our ability to incur indebtedness, as required by the NASAA REIT Guidelines. Currently, our Charter prohibits us from incurring debt that would cause our borrowings to exceed 300% of our "net assets" unless a majority of the members of the board of directors approves the borrowing and such borrowing is disclosed in our next quarterly report along with a justification for the excess. Although we currently have no intention of borrowing in excess of this amount, if the Fourth Articles are approved, this Charter restriction on our borrowings will be removed and there would be no restriction on our leverage. Therefore, we could become more highly leveraged, resulting in an increase in the amount of debt repayment. This, in turn, could increase our risk of default on our obligations and adversely affect our results of operations and our ability to make distributions to our stockholders. Despite these risks, we recommend this change because it increases our flexibility to incur debt that might be in our best interest and lessens the administrative burdens associated with a higher debt level should we deem such debt to be in our best interest.
Issuance of Certain Securities. Article IX also limits our ability to issue certain securities, as required by the NASAA REIT Guidelines, including equity securities on a deferred-payment basis or other similar arrangement; debt securities in the absence of adequate cash flow to cover debt service; equity securities that are assessable; and equity securities redeemable solely at the option of the holder. If the Fourth Articles are approved, these restrictions will be removed and our board of directors will be able to issue the securities described above. Our board of directors recommends this change because it removes limitations on issuances of securities that our board of directors could determine to be in our best interest. Although we believe this flexibility is advantageous, the proposed Charter amendment does increase the risk that we will issue securities that could negatively impact the value of your investment. In particular, the issuance of debt securities in the absence of adequate cash flow to cover the debt service would adversely affect our ability to make distributions to our stockholders. Similarly, if we issued equity securities redeemable solely at the option of the holder, we may be required to redeem securities at a time when we would otherwise prefer to utilize our cash for other purposes and this could also adversely affect our liquidity and ability to pay distributions to our stockholders. We have no current intention to issue any securities the issuance of which would be prohibited under our current Charter.
Provisions Regarding Advisor and its Affiliates
Our current Charter contemplates us being advised and managed by an external advisor and includes a number of provisions that govern our relationship with our Advisor and its affiliates. Among other things, these provisions limit the term of our Advisory Agreement to no more than one year, require that the Advisory Agreement be terminable on 60 days' notice and without penalty, require our independent directors to supervise our Advisor, and limit the amount of fees we may pay and expenses we can reimburse to our Advisor. The Fourth Articles remove these provisions because they will become inapplicable should we ever become self-managed and are inconsistent with charters of listed REITs.
In addition, our current Charter contains numerous provisions that limit our ability to engage in transactions with, among other persons, our Advisor or its affiliates. In general, these provisions require that such transactions (which are referred to herein as "affiliated transactions") be approved by our board of directors and Nominating and Corporate Governance Committee, which consists solely of our independent directors. They also contain limitations on the substantive aspects of the affiliated transactions themselves, such as restrictions on the consideration to be paid for services provided or assets acquired from or sold to such persons. These provisions address a number of transactions including joint ventures, sales and leases to and from us, and loans to and from us, as well as general restrictions on affiliated transactions with our Advisor and its affiliates. Our Fourth Articles remove these limitations because they will become inapplicable should we become self-managed and are inconsistent with charters of listed REITs.
Our board of directors does not believe these changes will have a material effect on us as we intend to transfer these restrictions from the Charter to our Corporate Governance Guidelines and to continue to abide by them while we are externally managed. This change will enable us to have a Charter appropriate for a listed and self-managed company without the cost or delay of another stockholder vote and to preserve in many respects the protections of the current Charter provisions until they are no longer applicable. There are, however, risks to this change:

•	Transactions that violate a corporation's charter are more likely to be voidable if challenged by a stockholder than transactions that are inconsistent with corporate governance guidelines.

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Our Corporate Governance Guidelines can be amended by our board of directors. Therefore, they are less protective than charter provisions, which can only be amended by a vote of the stockholders after the recommendation of the board of directors.

•	Courts are more likely to give deference to a board of directors' interpretation of the meaning of corporate governance guidelines than to a board's interpretation of charter provisions.

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The proposed Charter revisions would also remove limitations on transactions with any director (not just those affiliated with our Advisor). Although we believe that those restrictions are overly restrictive (and not typical of listed-REIT charters) and could prevent us from effecting a transaction that would otherwise be in our best interest, removal of those restrictions would permit us (without stockholder approval) to enter into a transaction with a director unaffiliated with our Advisor.

Provisions Regarding Roll-Up Transactions
As required by the NASAA REIT Guidelines, Section 9.14 of our current Charter contains substantive and procedural requirements relating to transactions in which our stockholders must exchange their shares for securities of another entity (a "roll-up transaction"). Among other protections, an appraisal of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and meeting certain other requirements must be obtained from an independent expert in connection with any roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (i) accepting the securities of the roll-up entity or (ii) either (a) remaining as stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously, or (b) receiving cash in an amount equal to their pro rata share of the appraised value of the net assets of the Company. In addition, we are prohibited from participating in any roll-up transaction: (1) that would result in our stockholders having voting rights in a roll-up entity that are less than those provided in our Charter, (2) that includes provisions that would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the roll-up entity, except to the minimum extent necessary to preserve the tax status of the roll-up entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the roll-up entity on the basis of the number of shares held by that investor, (3) in which an investor’s rights to access of records of the roll-up entity will be less than those provided in our Charter or (4) in which any of the costs of the roll-up transaction would be borne by us if the roll-up transaction is not approved by our stockholders. The Fourth Articles delete this provision in its entirety. If the Fourth Articles are approved and our stockholders vote to approve a roll-up transaction, our stockholders will no longer receive the benefit of these protections. However, stockholder approval will continue to be required for us to effect a roll-up transaction. We recommend this change to increase our flexibility to enter into a roll-up transaction that our board of directors and our stockholders may believe to be in our best interest.
Provisions Regarding Stockholders and Stockholder Voting
Stockholder Meetings. The Fourth Articles provide for the removal of the NASAA REIT Guidelines requirements in Section 11.1 of Article XI of the Charter that (a) an annual meeting of stockholders be held no less than 30 days after delivery of the Company's annual report, (b) a director receive the affirmative vote of a majority of the shares present in order to be elected as the MGCL requires only a plurality of the votes cast, and (c) a special meeting of stockholders be called upon request of the holders of at least 10 percent of the outstanding shares entitled to vote (under the MGCL, the percentage required to call a meeting can be as high as a majority). In addition, the provisions relating to notice of stockholder meetings and quorum at such meetings are deleted as these provisions are typically included in a Company's bylaws and will be included in our bylaws if the Fourth Articles are approved.
Amendment of Charter and Stockholder Approvals. The Fourth Articles delete the NASAA REIT Guidelines required provision that permits stockholders to amend the Charter without the concurrence of our board of directors, which is not permitted under the MGCL and the provision related to stockholder approval of certain matters as the MGCL already requires stockholder approval for such matters except in limited circumstances.
Voting Limitations. The Fourth Articles provide for the removal of the NASAA REIT Guidelines restrictions in Section 11.4 of Article XI of the Charter on voting of common stock by directors, the Advisor and their affiliates, regarding the removal of any of them or a transaction between the Company and any of them, as these are not customary restrictions in listed company charters.
Right of Inspection and Access to Stockholder List. The Fourth Articles delete provisions relating to our stockholders' ability to inspect the Company's records and access its stockholder list. The provisions currently in our Charter were included to meet requirements imposed by the NASAA REIT Guidelines and are not consistent with the charters of other Maryland corporations, which generally rely on Maryland law and their bylaws to govern access to a stockholder list. If approved, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those currently included in our Charter.
Reports. The Fourth Articles delete the NASAA REIT Guidelines requirement that an annual report be provided to each stockholder within 120 days after the end of the fiscal year. The MGCL already requires that an annual statement of affairs, including a balance sheet and a financial statement of operations, be submitted at the annual meeting of stockholders and made available for inspection within 20 days thereafter.
Provisions Regarding Indemnification of Officers and Directors
Consistent with the NASAA REIT Guidelines, Article XII of our current Charter includes many restrictions on exculpation and indemnification that are not contained in the MGCL, including restrictions on exculpation and indemnification of officers and affiliated directors whose liability was the result of negligence or misconduct and independent directors whose liability was the result of gross negligence or willful misconduct. The advancement of litigation-related expenses to directors and officers is also significantly restricted under Section 12.4 of Article XII of our current Charter. For instance, in a stockholder derivative suit, the Company may not advance expenses to its directors and officers unless a court of competent jurisdiction first approves such advancement. Under the MGCL, a Maryland corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, Section 2-418 of the MGCL generally permits a Maryland corporation to indemnify its present and former directors and officers against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Finally, Section 2-418 of the MGCL provides that a Maryland corporation may pay or reimburse reasonable expenses incurred by a director or officer who is a party to a proceeding in advance of the final disposition of the proceeding upon receipt by the corporation of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.
Because litigation involving companies exploring strategic alternatives or considering possible liquidity events is quite common, in order to conform our Charter more closely with those of other public companies, and to retain and recruit qualified and experienced officers and directors, we recommend amending Article XII of the Charter to provide directors and officers the maximum exculpation, indemnification and advancement of expenses permitted under Maryland law, including removing the NASAA REIT Guidelines requirement that any director and officer insurance purchased by the Company be consistent with the restrictions on indemnification imposed by the NASAA REIT Guidelines.
Conforming Changes and Other Ministerial Modifications
The Fourth Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in view of the changes being proposed. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions that are no longer applicable to us or that need to be updated, and the necessary re-numbering and lettering of remaining provisions.
Summary of Specific Changes
Listed below, in summary form, are the specific changes that will be made to our current Charter if Proposal No. 2.A is approved by our stockholders at the Annual Meeting. This does not identify certain immaterial changes. Please see the marked version of the Charter attached as Exhibit B, which reflects all the proposed changes to our Charter.

•	Deletion of Section 5.8 regarding suitability and minimum investment of stockholders.

•	Deletion of Section 5.9 regarding the board of director's ability to establish a distribution reinvestment plan; provided, however, we intend to continue our distribution reinvestment plan.

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Revisions to Section 7.1 to provide that a majority of the board of directors be independent in accordance with the independent director standards established by the NYSE. Further revisions to Section 7.1 to eliminate the requirement that independent directors nominate replacements for vacancies among the independent director positions.

•	Deletion of Section 7.2 regarding the term of directors.

•	Deletion of Section 7.3 regarding the required experience of directors.

•	Deletion of Section 7.4 regarding the board of directors' ability to establish committees.

•	Deletion of Section 7.5 regarding the directors' fiduciary obligation to the Company and their fiduciary duty to supervise the relationship of the Company and the Advisor.

•	Deletion of Section 7.6 regarding the ratification of the Charter by the board of directors.

•	Deletion of Section 7.12 regarding the matters which must be approved by a majority of the independent directors pursuant to the NASAA REIT Guidelines.

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Deletion of Article IX in its entirety regarding the Company's investment objectives and limitations, including the following: the requirement to establish written policies on the investment objectives of the Company; approval of acquisitions; limitations on sales to affiliates; limitations on joint ventures; limitations on other transactions involving affiliates; limitations on the repurchase of stock; limitations on loans; limitations on leverage; limitations on the issuance of options and warrants; limitations on investments in commodities contracts; limitations regarding mortgage loans; limitations on investments in unimproved real property; limitations on issuances of securities; and limitations on roll-up transactions.

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Deletion of Article X in its entirety regarding our relationship with our Advisor, including the following: appointment and initial investment of our Advisor; supervision of our Advisor by the board of directors;

fiduciary obligations of our Advisor to the Company and stockholders; termination of the Advisory Agreement; disposition fee on sale of property; incentive fees; limitations on organization and offering expense reimbursements; acquisition fees; annual subordinated performance fee; reimbursement for total operating expenses; and other limitations on reimbursements.

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Deletion of Section 11.1 regarding requirements for meetings of stockholders and the ability to call a special meeting of stockholders upon the written request of not less than 10% of the outstanding shares entitled to be cast on any issue proposed to be considered at the special meeting.

•	Deletion of Section 11.3 regarding the voting rights of stockholders.

•	Deletion of Section 11.4 regarding voting limitations on shares held by the Advisor, directors and affiliates.

•	Deletion of Section 11.5 regarding a stockholder's right to inspect the books and records of the Company.

•	Deletion of Section 11.6 regarding a stockholder's ability to access the stockholder list.

•	Deletion of Section 11.7 regarding the Company's requirement to mail specific reports to its stockholders at the end of the fiscal year.

•	Deletion of Section 11.9 regarding liability of stockholders.

•	Deletion of Section 11.10 regarding certain permissive provisions of Maryland law.

•	Elimination of limits (other than those imposed by Maryland law) on the Company's ability to indemnify the Advisor or advance defense expenses to the Advisor.

•	Expansion of the Company's indemnification of its officers and directors to the maximum extent permitted by Maryland law.

•	Expansion of the Company's obligation to advance defense expenses to a director or officer to the maximum extent permitted by Maryland law.
Vote Required
Amendments to our Charter are approved through the affirmative vote of a majority of all votes entitled to be cast. Abstentions and broker non-votes will count as votes against the proposal to approve to amend and restate our Charter.
Appraisal Rights
Under Maryland law and our Charter, you will not be entitled to rights of appraisal with respect to Proposal No. 2.A. Accordingly, to the extent that you object to this Proposal No. 2.A, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
Recommendation
A properly executed proxy marked "FOR" Proposal No. 2.A will be considered a vote in favor of the proposed amendments to our Charter regarding the removal of limitations imposed by the NASAA REIT Guidelines. A properly executed proxy marked "AGAINST" will be considered a vote against the proposed amendments to our Charter regarding the removal of limitations imposed by the NASAA REIT Guidelines.
Our board of directors unanimously recommends a vote "FOR" Proposal No. 2.A which is approval of the proposed amendments to our Charter regarding the removal of limitations imposed by the NASAA REIT Guidelines.

PROPOSAL 2.B - Amendment to Enable the Declaration and Payment of a Dividend of One Class of Stock to the Holders of Another Class of Stock
Provision Regarding Distributions
As required by the NASAA REIT Guidelines, our current Charter limits our board of directors' ability to authorize distributions-in-kind. The Fourth Articles remove this provision. In addition, the Fourth Articles give the board of directors the specific authority to declare and pay a dividend in shares of one class of our stock to the holders of shares of another class of our stock. We do not believe that our current Charter prohibits us from issuing a stock dividend, even if in shares of another new class of stock. Nevertheless, one advantage of the proposed charter revision is that it eliminates any doubt as to our ability to issue stock dividends to our stockholders. Our board of directors believes that it is beneficial to remove any ambiguity in this regard as a stock dividend of different classes of stock could be used to affect a staged listing of our shares on a national securities exchange. Additionally, this amendment specifically allows us to issue dividends to the holders of an existing class of stock in shares of another existing class of stock, which we cannot do under our existing charter. Some REITs have used stock dividends in order to preserve cash while satisfying REIT distribution requirements. Although we have no current intention of issuing stock dividends for any purpose, we believe it is beneficial to have the maximum flexibility in this regard.
Summary of Specific Change
Addition to Section 5.10 regarding distributions to permit payments in cash or other assets of the Company or in stock, including stock of one class payable to holders of another class of stock. Deletion of the second paragraph of Section 5.10 regarding distributions in kind.
Vote Required
Amendments to our Charter are approved through the affirmative vote of a majority of all votes entitled to be cast. Abstentions and broker non-votes will count as votes against this Proposal No. 2.B.
Appraisal Rights
Under Maryland law and our Charter, you will not be entitled to rights of appraisal with respect to Proposal No. 2.B. Accordingly, to the extent that you object to this Proposal No. 2.B, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
Recommendation
A properly executed proxy marked "FOR" Proposal No. 2.B will be considered a vote in favor of the proposed amendment to our Charter to make revisions to enable the declaration and payment of a dividend of a class of stock to the holders of another class of stock. A properly executed proxy marked "AGAINST" will be considered a vote against the proposed amendment to our Charter to make revisions to enable the declaration and payment of a dividend of a class of stock to the holders of another class of stock.
Our board of directors unanimously recommends a vote "FOR" Proposal No. 2.B which is approval of the proposed amendment to our Charter to make revisions to enable the declaration and payment of a dividend of a class of stock to the holders of another class of stock.

PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our board of directors has appointed Ernst & Young to be our independent registered public accounting firm for the year ending December 31, 2017. A representative of Ernst & Young is expected to be present at the annual meeting and will have an opportunity to make a statement if he so desires. The representative also will be available to respond to appropriate questions from stockholders.
Although it is not required to do so, our board of directors is submitting the Audit Committee's appointment of our independent registered public accounting firm for ratification by the stockholders at the annual meeting in order to ascertain the view of the stockholders regarding such appointment.
Vote Required
The appointment of Ernst & Young as our independent registered public accounting firm is ratified by the affirmative vote of stockholders holding a majority of shares entitled to vote who are present in person or by proxy at the annual meeting, if a quorum is present. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote. In the event that this matter is not ratified by our stockholders, the Audit Committee will reconsider whether or not to retain our independent registered public accounting firm at its next scheduled meeting.
Recommendation
Our board of directors unanimously recommends a vote "FOR" ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2017.
STOCKHOLDER PROPOSALS
Any proposal by a stockholder for inclusion in proxy solicitation materials for the next annual meeting of stockholders must be received by our Assistant Secretary at our offices no later than December 5, 2017 and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a stockholder desires to present a proposal at the next annual meeting, whether or not the proposal is intended to be included in the proxy materials, our bylaws require that the stockholder give advance written notice to our Assistant Secretary no earlier than December 14, 2017 and no later than January 15, 2018. Stockholders desiring to submit a proposal are advised to examine the Company's bylaws, as they contain additional submission requirements.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

EXHIBIT A

FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT
OF
GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

FIRST:  Griffin Capital Essential Asset REIT, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation is Griffin Capital Essential Asset REIT, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The Corporation is formed for the purpose of carrying on any lawful business or activity, which may include qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”).
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The address of the Corporation's principal office in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.
ARTICLE IV
DEFINITIONS
As used herein, the following terms shall have the following meanings unless the context otherwise requires:
Aggregate Stock Ownership Limit.  9.8% in value of the aggregate of the outstanding shares of Stock.  The value of the outstanding shares of Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.
Beneficial Ownership.  Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning" and “Beneficially Owned” shall have the correlative meanings.
Business Day.  Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

EXHIBIT A

Charitable Beneficiary.  One or more beneficiaries of the Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Code.  The term shall have the meaning as provided in Article II herein.
Common Stock.  The term shall have the meaning as provided in Section 5.1 herein.
Common Stock Ownership Limit.  9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation.  The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.
Common Stockholders.  The holders of record of Common Stock.
Constructive Ownership.  Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.
Corporation.  The term shall have the meaning as provided in Article I herein.
Excepted Holder.  A stockholder of the Corporation for whom an Excepted Holder Limit is created by this charter or by the board of directors pursuant to Section 6.1.7.
Excepted Holder Limit.  The percentage limit established by the board of directors pursuant to Section 6.1.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.1.7, and subject to adjustment pursuant to Section 6.1.8.
Independent Director.  A director who satisfies the independence requirements of the New York Stock Exchange as in effect from time to time.
Market Price.  With respect to any class or series of outstanding shares of Stock, the Closing Price for such Stock on such date.  The "Closing Price" on any date shall mean the last sale price for such Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Stock is listed or admitted to trading or, if such Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Stock selected by the board of directors or, in the event that no trading price is available for such Stock, the fair market value of the Stock, as determined in good faith by the board of directors.
MGCL.  The Maryland General Corporation Law, as amended from time to time.
Person.  An individual, corporation, association, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company or other legal entity and also includes a “group” as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, and a group to which an Excepted Holder Limit (as defined in Article VI) applies.

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Preferred Stock.  The term shall have the meaning as provided in Section 5.1 herein.
Prohibited Owner.  With respect to any purported Transfer, any Person who but for the provisions of Section 6.1.1 would Beneficially Own or Constructively Own shares of Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.
REIT.  A corporation, trust or association which is engaged in investing in equity interests in real estate (including fee ownership and leasehold interests and interests in partnerships and Joint Ventures holding real estate) or in loans secured by mortgages on real estate or both and that qualifies as a real estate investment trust under Sections 856 through 860 of the Code.
Restriction Termination Date.  The first day on which the board of directors determines pursuant to Section 7.2 of the charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with any or all of the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.
SDAT.  The State Department of Assessments and Taxation of Maryland.
Stock.  All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.
Transfer.  Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Stock or the right to vote or receive distributions on Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Stock or any interest in Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned, and whether by operation of law or otherwise.  The terms "Transferring" and "Transferred" shall have the correlative meanings.
Trust.  Any trust provided for in Section 6.2.1.
Trustee.  The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.
ARTICLE V
STOCK
Section 5.1. Authorized Shares.  The Corporation has authority to issue 700,000,000 shares of common stock, $0.001 par value per share (“Common Stock”), and 200,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of Stock having par value is $900,000.  The board of directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Stock or the number of shares of Stock of any class or series that the Corporation has the authority to issue. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Stock set forth in the first sentence of this Section 5.1.

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Section 5.2.  Common Stock.  Subject to the provisions of Article VI, each share of Common Stock shall entitle the holder thereof to one vote.  The Common Stock shall be subject to the express terms of any series of Preferred Stock. Shares of a particular class of Common Stock shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights. The board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Stock.
Section 5.3.  Preferred Stock.  The board of directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Stock. The board of directors is granted the authority to authorize from time to time the issuance of one or more series of Preferred Stock. Prior to the issuance of each such class or series, the board of directors, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:
(a)         The designation of the series, which may be by distinguishing number, letter or title.

(b)         The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(c)         The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(d)         The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(e)         The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and the relative rights of priority, if any, of payment of shares of the series.

(f)         Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Corporation or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(g)        Restrictions on the issuance of shares of the same series or of any other class or series.

(h) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3.

 (i)        Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Stock then outstanding.
Section 5.4.  Classified or Reclassified Shares.  Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT.  Any of the terms of any class or series of Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the

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control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.
Section 5.5.  Charter and Bylaws.  All Persons who shall acquire Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws.
Section 5.6.  No Preemptive Rights.  No holder of shares of Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the board of directors may, in authorizing the issuance of shares of Stock of any class, confer any preemptive right that the board or directors may deem advisable in connection with such issuance.
Section 5.7.  Issuance of Shares Without Certificates.  The board of directors may authorize the issuance of shares of Stock without certificates.  The Corporation shall continue to treat the holder of uncertificated Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose.
Section 5.8.  Distributions.  Only the board of directors may authorize payments to stockholders in connection with their Stock, in cash or other assets of the Corporation or in Stock, including in Stock of one Class payable to holders of Stock of another class.  The decision to authorize a distribution, like all other board decisions, shall be made in good faith, in a manner reasonably believed to be in the best interest of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances.  Until the board of directors determines that it is no longer in the best interest of the Corporation to qualify as a REIT, the board of directors shall authorize dividends to the extent necessary to preserve the status of the Corporation as a REIT. The exercise of the powers and rights of the board of directors pursuant to this section shall be subject to the provisions of any class or series of Stock at the time outstanding.
ARTICLE VI
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 6.1.  Stock.
Section 6.1.1.  Ownership Limitations.  Prior to the Restriction Termination Date:
(a)    Basic Restrictions.
(i)    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Stock in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)    No Person shall Beneficially Own or Constructively Own shares of Stock to the extent that such Beneficial Ownership or Constructive Ownership of Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that Section 6.1.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made.

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(iii)    Notwithstanding any other provisions contained herein, any Transfer of shares of Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Stock; provided, however, that (1) this Section 6.1.1(a)(iii) shall not apply to a Transfer of shares of Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the board of directors may waive this Section 6.1.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.
(b)    Transfer in Trust.  If any Transfer of shares of Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Stock in violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii),
(i)    then that number of shares of Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,
(ii)    if the Transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii), then the Transfer of that number of shares of Stock that otherwise would cause any Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Stock.
Section 6.1.2.  Remedies for Breach.  If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Stock in violation of Section 6.1.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1(a) shall automatically result in the Transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.
Section 6.1.3.  Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Stock that will or may violate Section 6.1.1(a) or any Person who would have owned shares of Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 6.1.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.
Section 6.1.4.  Owners Required to Provide Information.  Prior to the Restriction Termination Date:
(a)    every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Stock and other shares of the Stock Beneficially Owned and a description of the manner in which such shares are held.  Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.

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(b)    each Person who is a Beneficial Owner or Constructive Owner of Stock and each Person (including the stockholder of record) who is holding Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
Section 6.1.5.  Remedies Not Limited.  Subject to Section 7.7, nothing contained in this Section 6.1 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.
Section 6.1.6.  Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained herein, the board of directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it.  In the event Section 6.1 or Section 6.2 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1 or 6.2.
Section 6.1.7.  Exceptions.
(a)    Subject to Section 6.1.1(a)(ii), the board of directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i)     the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person's Beneficial Ownership or Constructive Ownership of such shares of Stock will violate Section 6.1.1(a)(ii);
(ii)     such Person does not and represents that it will not own, actually own or Constructively Own, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and
(iii)     such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such shares of Stock being automatically transferred to a Trust in accordance with Section 6.1.1(b) and Section 6.2.
(b)    Prior to granting any exception pursuant to Section 6.1.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c)    Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Stock (or securities convertible into or exchangeable for Stock) may Beneficially Own or Constructively Own shares of Stock (or securities convertible into or exchangeable for Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

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(d)    The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time; or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.
Section 6.1.8.  Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit.  The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.
Section 6.1.9.  Legend.  Each certificate for shares of Stock shall bear substantially the following legend:
The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Corporation's charter:  (a) no Person may Beneficially Own or Constructively Own shares of the Corporation's Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Stock if such Transfer would result in the Stock of the Corporation being owned by fewer than 100 Persons.  Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Stock in excess or in violation of the above limitations must immediately notify the Corporation.  If any of the restrictions on Transfer or ownership are violated, the shares of Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.
All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Stock of the Corporation on request and without charge.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.
Section 6.2.  Transfer of Stock in Trust.
Section 6.2.1.  Ownership in Trust.  Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a transfer of shares of Stock to a Trust, such shares of Stock shall be deemed to have been Transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.

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Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 6.1.1(b).  The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.
Section 6.2.2.  Status of Shares Held by the Trustee.  Shares of Stock held by the Trustee shall be issued and outstanding shares of Stock of the Corporation.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.
Section 6.2.3.  Distributions and Voting Rights.  The Trustee shall have all voting rights and rights to distributions with respect to shares of Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any distribution paid prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee.  Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee's sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.
Section 6.2.4.  Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.1.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4.  The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust.  Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Corporation that shares of Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Trustee upon demand.
Section 6.2.5.  Purchase Right in Stock Transferred to the Trustee.  Shares of Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.2.4.  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
Section 6.2.6.  Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the

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Trust such that (a) the shares of Stock held in the Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 6.3.  Settlement.  Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.
Section 6.4.  Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.
Section 6.5.  Non-Waiver.  No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VII
BOARD OF DIRECTORS
Section 7.1.  Number of Directors.  The number of directors of the Corporation shall be three.  The number of directors of the Corporation may be increased or decreased from time to time pursuant to the bylaws but shall never be less than the minimum number required by the MGCL.  A majority of the directors will be Independent Directors.  The Corporation elects pursuant to Section 3-804(c) of the MGCL that, except as may be provided by the board of directors in setting the terms of any class or series of Common Stock, any and all vacancies constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred an until his or her successor is duly elected and qualifies. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation.  The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successor are duly elected and qualified, subject to the filling of vacancies or an increase in the number of directors prior to the next annual meeting of the stockholders, are:
Kevin A. Shields
Gregory M. Cazel
Ranjit M. Kripalani
Section 7.2.  REIT Qualification.  If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code.  The board of directors also may determine that compliance with any restriction or limitation on ownership and Transfers of Stock set forth in Article VI is no longer required for REIT qualification.  The determination by the board of directors that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT shall require the concurrence of two-thirds of the board of directors.
Section 7.3.  Determinations by the Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by

EXHIBIT A

a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Stock or the payment of other distributions on its Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; (e) the application of any provision of this charter in the case of any ambiguity; (f) the existence of any conflict involving provisions of the charter, the MGCL, the REIT provisions of the Code or other applicable federal or state laws contemplated in Article XIV; and (g) any matters relating to the acquisition, holding and disposition of any assets by the Corporation.
Section 7.4.  Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. At a meeting in which there is a quorum, the holders of a majority of shares can elect to remove any director, or the entire board of directors.
Section 7.5.  Business Combination Statute. Notwithstanding any other provision of this charter or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3.601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Corporation, and any Person, Advisor or any Affiliate of the Advisor.
Section 7.6.  Control Share Acquisition Statute. Notwithstanding any other provision of this charter or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Stock of the Corporation by any Person.
Section 7.7.  Extraordinary Actions.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the board of directors and taken or approved by the affirmative vote of holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 7.8.  Rights of Objecting Stockholders.  Holders of shares of Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Stock would otherwise be entitled to exercise such rights.
ARTICLE VIII
LIABILITY OF DIRECTORS,
OFFICERS AND OTHER AGENTS
Section 8.1.  Limitation of Director and Officer Liability.  To the maximum extent permitted by Maryland law, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.  Neither the amendment nor repeal of this Section 8.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section 8.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

EXHIBIT A

Section 8.2.  Indemnification.
(a)    The Corporation shall, to the maximum extent permitted by Maryland law, indemnify and pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to: (i) any individual who is a present or former director or officer of the Corporation; or (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity. With the approval of the board of directors, the Corporation shall have the power to provide such indemnification and advancement of expenses to any employee or agent of the Corporation.
(b)    No amendment of the charter or repeal of any of its provisions shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.
ARTICLE IX
AMENDMENT
The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Stock.
ARTICLE X
GOVERNING LAW
Section 10.1.  Governing Law.  The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof.
Section 10.2  Provisions in Conflict with Law or Regulations.
(a)    The provisions of this charter are severable, and if the board of directors shall determine that any one or more of such provisions are in conflict with the REIT provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this charter, even without any amendment of this charter pursuant to Article IX hereof; provided, however, that such determination by the board of directors shall not affect or impair any of the remaining provisions of this charter or render invalid or improper any action taken or omitted prior to such determination. No director shall be liable for making or failing to make such a determination.
(b)    If any provision of this charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this charter in any jurisdiction.
THIRD:  The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.
FOURTH:  The current address of the principal office of the Corporation in the State of Maryland is as set forth in Article III of the foregoing amendment and restatement of the charter.
FIFTH:  The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.

EXHIBIT A

SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.
SEVENTH:  The undersigned President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURES ON FOLLOWING PAGE]

EXHIBIT A

IN WITNESS WHEREOF, Griffin Capital Essential Asset REIT, Inc., has caused the foregoing fourth amendment and restatement of the charter to be signed in its name and on its behalf by its President and attested to by its Secretary on this [____] day of [___________], 2017.

ATTEST:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
By:_______________________	By:________________________________________________________
Mary P. Higgins	Kevin A. Shields
Secretary	President

EXHIBIT A

EXHIBIT B

~~THIRD~~ FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT
OF
GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

FIRST:  Griffin Capital Essential Asset REIT, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation is Griffin Capital Essential Asset REIT, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The Corporation is formed for the purpose of carrying on any lawful business or activity, which may include qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended (the “Code”).
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The name and address of the resident agent for service of process of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The address of the Corporation's principal office in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The Corporation may have such other offices and places of business within or outside the State of Maryland as the board may from time to time determine.
ARTICLE IV
DEFINITIONS
As used herein, the following terms shall have the following meanings unless the context otherwise requires:
~~Acquisition Expenses.  Expenses related to the Corporation’s sourcing, selection, evaluation and acquisition of, and investment in, properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, costs of financial analysis, appraisals and surveys, nonrefundable option payments on property not acquired, accounting fees and expenses, computer use-related expenses, architectural and engineering reports, environmental reports, title insurance and escrow fees.~~
~~Acquisition Fees.  The total of any and all fees and commissions, excluding Acquisition Expenses, paid by any Person to any Person (including fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in mortgage loans or the purchase, development or construction of property by the Corporation. Included in the computation of such fees or commissions shall be any real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, consulting fees, loan fees or points or any fee of a similar nature, however designated.  Excluded shall be Development Fees and Construction Fees~~

EXHIBIT B

~~paid to any Person not affiliated with the Sponsor or Advisor in connection with the actual development and construction of any property.~~
~~Advisor.  The Person responsible for directing or performing the day-to-day business affairs of the Corporation, including a Person to which an Advisor subcontracts substantially all such functions.~~
~~Advisory Agreement.  The agreement, as it may be amended or restated from time to time, between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.~~
~~Affiliate.  An Affiliate of another Person includes any of the following:~~
~~(a)    any Person directly or indirectly owning, controlling or holding, with power to vote, 10% or more of the outstanding voting securities of such other Person;~~
~~(b)    any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with power to vote, by such other Person;~~
~~(c)    any Person directly or indirectly controlling, controlled by or under common control with such other Person;~~
~~(d)    any executive officer, director, trustee or general partner of such other Person; and~~
~~(e)    any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~
Aggregate Stock Ownership Limit.  9.8% in value of the aggregate of the outstanding shares of Stock.  The value of the outstanding shares of Stock shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.
~~Average Invested Assets.  For a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly in equity interests in and loans secured by real estate, before reserves for depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~
Beneficial Ownership.  Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Owning" and “Beneficially Owned” shall have the correlative meanings.
Business Day.  Any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.
Charitable Beneficiary.  One or more beneficiaries of the Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Code.  The term shall have the meaning as provided in Article II herein.
Common Stock.  The term shall have the meaning as provided in Section 5.1 herein.
Common Stock Ownership Limit.  9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation.  The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the board of directors in good faith, which determination shall be conclusive for all purposes hereof.
Common Stockholders.  The holders of record of Common Stock.

EXHIBIT B

~~Competitive Real Estate Commission.  A real estate or brokerage commission paid for the purchase or sale of a property that is reasonable, customary and competitive in light of the size, type and location of the property.~~
~~Construction Fee.  A fee or other remuneration for acting as general contractor and/or construction manager to construct, supervise and coordinate leasehold or other improvements or projects or to provide major repairs or rehabilitation on a property.~~
Constructive Ownership.  Ownership of Stock by a Person, whether the interest in the shares of Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning” and “Constructively Owned” shall have the correlative meanings.
~~Contract Purchase Price.  The amount actually paid or allocated in respect of the purchase, development, construction or improvement of an asset or property exclusive of Acquisition Fees and Acquisition Expenses.~~
Corporation.  The term shall have the meaning as provided in Article I herein.
~~Development Fee.  A fee for the packaging of the Corporation's property, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific property, either initially or at a later date.~~
~~Equity Securities.  Equity securities that are “publicly traded” as that term is used in Rule 10b-17 under the Securities Exchange Act of 1934.  Equity Securities shall not include any investment security represented by an interest in, or secured by, one or more pools of mortgage loans.~~
Excepted Holder.  A stockholder of the Corporation for whom an Excepted Holder Limit is created by this charter or by the board of directors pursuant to Section 6.1.7.
Excepted Holder Limit.  The percentage limit established by the board of directors pursuant to Section 6.1.7 provided that the affected Excepted Holder agrees to comply with the requirements established by the board of directors pursuant to Section 6.1.7, and subject to adjustment pursuant to Section 6.1.8.
~~Independent Directors.  The directors of the Corporation who are not associated and have not been associated within the last two years, directly or indirectly, with the Sponsor or Advisor of the Corporation.~~
~~(a)    A director shall be deemed to be associated with the Sponsor or Advisor if he or she:~~
~~(i)    owns an interest in the Sponsor, Advisor or any of their Affiliates;~~
~~(ii)    is employed by the Sponsor, Advisor or any of their Affiliates;~~
~~(iii)    is an officer or director of the Sponsor, Advisor or any of their Affiliates;~~
~~(iv)    performs services, other than as a director, for the Corporation;~~
~~(v)    is a director or trustee for more than three REITs organized by the Sponsor or Advisor or advised by the Advisor; or~~
~~(vi)    has any material business or professional relationship with the Sponsor, Advisor or any of their Affiliates.~~
 ~~(b)    For purposes of determining whether or not a business or professional relationship is material pursuant to (a)(vi) above, the annual gross revenue derived by the director from the Sponsor, Advisor and their Affiliates shall be deemed material per se if it exceeds 5% of the director's:~~

EXHIBIT B

~~(i)    annual gross revenue, derived from all sources, during either of the last two years; or~~
~~(ii)    net worth, on a fair market value basis.~~
~~(c)    An indirect relationship shall include circumstances in which a director's spouse, parent, child, sibling, mother- or father-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Sponsor, Advisor any of their Affiliates or the Corporation.~~
~~Independent Expert.  A Person (selected by the Independent Directors) with no material current or prior business or personal relationship with the Advisor or a director who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation.~~
~~Initial Investment.  An investment of $200,000 by the Sponsor or an Affiliate thereof pursuant to Section II.A. of the NASAA REIT Guidelines.~~
~~Joint Venture.  Joint venture or general partnership arrangements in which the Corporation or its subsidiaries is a co-venturer or general partner which are established to acquire properties or other real estate investments.~~
~~Leverage.  The aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~
~~Listed.  Approved for trading on any securities exchange registered as a national securities exchange under Section 6 of the Securities Exchange Act of 1934 or for quotation on a national market system.  The term "Listing" shall have the correlative meaning.~~
Market Price.  With respect to any class or series of outstanding shares of Stock, the Closing Price for such Stock on such date.  The "Closing Price" on any date shall mean the last sale price for such Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such Stock is listed or admitted to trading or, if such Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the ~~National Association of Securities Dealers, Inc. Automated Quotation System~~ NASDAQ or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Stock selected by the board of directors or, in the event that no trading price is available for such Stock, the fair market value of the Stock, as determined in good faith by the board of directors.
MGCL.  The Maryland General Corporation Law, as amended from time to time.
~~NASAA REIT Guidelines.  The Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association, Inc. membership on May 7, 2007, as may be amended from time to time.~~
~~Net Assets.  The total assets of the Corporation (other than intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.~~
~~Net Income.  For any period, net income as calculated in accordance with the generally accepted accounting principles consistently applied as used in the United States. If the Advisor receives an incentive fee, Net Income, for purposes of calculating Total Operating Expenses in Section 8.8, shall exclude the gain from the sale of the Corporation's assets.~~
~~Organization and Offering Expenses.  Any and all costs and expenses incurred by the Corporation, the Advisor or any Affiliate of either in connection with and in preparing the Corporation for offering and distributing its Stock,~~

EXHIBIT B

~~which may include but are not limited to total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), legal, accounting and escrow fees, expenses for printing, engraving, amending, supplementing and mailing, distribution costs, compensation to employees while engaged in marketing, selling and wholesaling the Stock, telegraph and telephone costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, and fees, expenses and taxes related to the qualification or exemption of the sale of the Stock under federal and state laws, including accountants’ and attorneys’ fees and other accountable offering expenses. Organization and Offering Expenses may include, but are not limited to: (a) amounts to reimburse the Advisor for all marketing related costs and expenses such as compensation to and direct expenses of the Advisor’s employees or employees of the Advisor’s Affiliates in connection with marketing the Stock; (b) compensation to and direct expenses of employees of the dealer manager while preparing for the offering and marketing of the Stock and in connection with their wholesaling activities but not sales commissions; (c) travel and entertainment expenses related to the offering and marketing of the Stock; (d) facilities and technology costs and other costs and expenses associated with the offering and to facilitate the marketing of the Stock including web site design and management; (e) costs and expenses of conducting training and educational conferences and seminars; (f) costs and expenses of attending broker-dealer sponsored retail seminars or conferences; and (g) payment or reimbursement of bona fide due diligence expenses.~~
Person.  An individual, corporation, association, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, private foundation within the meaning of Section 509(a) of the Code, joint stock company, partnership, limited liability company or other legal entity and also includes a “group” as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, and a group to which an Excepted Holder Limit (as defined in Article VI) applies.
Preferred Stock.  The term shall have the meaning as provided in Section 5.1 herein.
Prohibited Owner.  With respect to any purported Transfer, any Person who but for the provisions of Section 6.1.1 would Beneficially Own or Constructively Own shares of Stock and, if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.
REIT.  A corporation, trust or association which is engaged in investing in equity interests in real estate (including fee ownership and leasehold interests and interests in partnerships and Joint Ventures holding real estate) or in loans secured by mortgages on real estate or both and that qualifies as a real estate investment trust under Sections 856 through 860 of the Code.
Restriction Termination Date.  The first day on which the ~~Corporation~~ board of directors determines pursuant to Section 7.7 of the charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with ~~any and all of~~ the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.
~~Roll-Up Entity.  A partnership, REIT, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~
~~Roll-Up Transaction.   A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders of the Corporation.~~

EXHIBIT B

~~Such term does not include:~~
~~(a)    a transaction involving securities of the Corporation that have been Listed for at least 12 months; or~~
~~(b)    a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~
~~(i)    the voting rights of Common Stockholders;~~
~~(ii)    the term of existence of the Corporation;~~
~~(iii)    Sponsor or Advisor compensation; or~~
~~(iv)    the Corporation's investment objectives.~~
SDAT.  The State Department of Assessments and Taxation of Maryland.
~~Sponsor.  Any Person directly or indirectly instrumental in organizing, wholly or in part, the Corporation or any Person who will control, manage or participate in the management of the Corporation, and any Affiliate of such Person.  Not included is any Person whose only relationship with the Corporation is as that of an independent property manager of the Corporation's assets and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.  A Person may also be deemed a Sponsor of the Corporation by:~~
~~(a)    taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Corporation, either alone or in conjunction with one or more other Persons;~~
~~(b)    receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property;~~
~~(c)    having a substantial number of relationships and contacts with the Corporation;~~
~~(d)    possessing significant rights to control the Corporation's properties;~~
~~(e)    receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry; or~~
~~(f)    providing goods or services to the Corporation on a basis which was not negotiated at arms length with the Corporation.~~
Stock.  All classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.
~~Stockholder List.  The term shall have the meaning as provided in Section 11.6 herein.~~
~~Total Operating Expenses.  All expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to Corporation business, including advisory fees, but excluding: (a) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Stock; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with Section 8.6, notwithstanding the next succeeding clause (f); and (f) Acquisition Fees, Acquisition Expenses, real estate commissions on the resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property~~

EXHIBIT B

~~(including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~
Transfer.  Any issuance, sale, transfer, gift, assignment, devise or other disposition as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Stock or the right to vote or receive distributions on Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Stock or any interest in Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned, and whether by operation of law or otherwise.  The terms "Transferring" and "Transferred" shall have the correlative meanings.
Trust.  Any trust provided for in Section 6.2.1.
Trustee.  The Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.
~~Unimproved Real Property.  The real property of the Corporation that has the following three characteristics:~~
~~(a)    such property was not acquired for the purpose of producing rental or other operating income;~~
~~(b)    there is no development or construction in progress on such land; and~~
~~(c)    no development or construction on such land is planned in good faith to commence on such land within one year.~~
ARTICLE V
STOCK
Section 5.1. Authorized Shares.  The Corporation has authority to issue 700,000,000 shares of common stock, $0.001 par value per share (“Common Stock”), and 200,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of Stock having par value is $900,000.  The board of directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of Stock or the number of shares of Stock of any class or series that the Corporation has the authority to issue. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article V, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, as the case may be, so that the aggregate number of shares of Stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of Stock set forth in the first sentence of this Section 5.1.
Section 5.2.  Common Stock.  Subject to the provisions of Article VI, each share of Common Stock shall entitle the holder thereof to one vote.  The Common Stock shall be subject to the express terms of any series of Preferred Stock. Shares of a particular class of Common Stock shall have equal dividend, distribution, liquidation and other rights, and shall have no preference, cumulative, preemptive, conversion or exchange rights. The board of directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of Stock.
Section 5.3.  Preferred Stock.  The board of directors may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Stock, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Stock. The board of directors is granted the authority to authorize from time to time the issuance of one or

EXHIBIT B

more series of Preferred Stock. Prior to the issuance of each such class or series, the board of directors, by resolution, shall fix the number of shares to be included in each series, and the designation, preferences, terms, rights, restrictions, limitations, qualifications and terms and conditions of redemption of the shares of each class or series, if any. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:
(a)         The designation of the series, which may be by distinguishing number, letter or title.

(b)         The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

(c)         The redemption rights, including conditions and the price or prices, if any, for shares of the series.

(d)         The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

(e)         The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and the relative rights of priority, if any, of payment of shares of the series.

(f)         Whether the shares of the series shall be convertible into shares of any other class or series or any other security of the Corporation or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(g)        Restrictions on the issuance of shares of the same series or of any other class or series.

(h) The voting rights of the holders of shares of the series subject to the limitations contained in this Section 5.3.

 (i)        Any other relative rights, preferences and limitations on that series, subject to the express provisions of any other series of Preferred Stock then outstanding.
Section 5.4.  Classified or Reclassified Shares.  Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the SDAT.  Any of the terms of any class or series of Stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.
Section 5.5.  Charter and Bylaws.  All Persons who shall acquire Stock in the Corporation shall acquire the same subject to the provisions of the charter and the bylaws.
Section 5.6.  No Preemptive Rights.  No holder of shares of Stock of any class shall have any preemptive right to subscribe to or purchase any additional shares of any class, or any bonds or convertible securities of any nature; provided, however, that the board of directors may, in authorizing the issuance of shares of Stock of any class, confer any preemptive right that the board or directors may deem advisable in connection with such issuance.

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Section 5.7.  Issuance of Shares Without Certificates.  The board of directors may authorize the issuance of shares of Stock without certificates.  The Corporation shall continue to treat the holder of uncertificated Stock registered on its stock ledger as the owner of the shares noted therein until the new owner delivers a properly executed form provided by the Corporation for that purpose.
Section 5.8.  ~~Suitability and Minimum Investment of Stockholders.  Until the Common Stock is Listed, the following provisions shall apply:~~
~~(a)     To purchase Common Stock in a private offering, the purchaser must be an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933.~~
~~(b)    To purchase Common Stock in a public offering, the purchaser must represent to the Corporation that the purchaser meets the following suitability standards (or higher suitability standards of the state with jurisdiction over the sale if applicable):~~
~~(i)    that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~
~~(ii)    that such purchaser (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the grantor or donor who directly or indirectly supplies the funds to purchase the shares if the grantor or donor is the fiduciary) has a net worth (excluding home, home furnishings and automobiles) of not less than $250,000.~~
~~(c)    The Sponsor and each Person selling shares on behalf of the Sponsor or the Corporation shall make every reasonable effort to determine that the purchase of shares is a suitable and appropriate investment for each Common Stockholder. In making this determination, the Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall ascertain that the prospective Common Stockholder: (i) meets the minimum income and net worth standards set forth in Section 5.8(a) or 5.8(b), as applicable; (ii) can reasonably benefit from the Corporation based on the prospective stockholder's overall investment objectives and portfolio structure; (iii) is able to bear the economic risk of the investment based on the prospective stockholder's overall financial situation; and (iv) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the stockholder may lose the entire investment; (3) the lack of liquidity of the shares; (4) the restrictions on transferability of the shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.  The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall make this determination on the basis of information it has obtained from a prospective stockholder, including information indirectly obtained from a prospective stockholder through such stockholder’s investment adviser, financial advisor or fiduciary.  Relevant information for this purpose will include at least the age, investment objectives, investment experience, income, net worth, financial situation and other investments of the prospective stockholder, as well as any other pertinent factors.  The Sponsor or each Person selling shares on behalf of the Sponsor or the Corporation shall maintain for at least six years records of the information used to determine that an investment in shares is suitable and appropriate for a Common Stockholder.~~
~~(d)    Each issuance or transfer of shares of Common Stock shall comply with the requirements regarding minimum initial and subsequent cash investment amounts set forth in a private placement memorandum or a prospectus, as applicable, as of the date of such issuance or transfer or any lower applicable state requirements with respect to minimum initial and subsequent cash investment amounts in effect as of the date of the issuance or transfer.~~
~~Section 5.9.  Distribution Reinvestment Plans.  The board may establish, from time to time, a distribution reinvestment plan or plans.  Under any distribution reinvestment plan, (a) all material information regarding distributions to the Common Stockholders and the effect of reinvesting such distributions, including the tax consequences thereof, shall be provided to the Common Stockholders not less often than annually, and (b) each Common Stockholder participating in such plan shall have a reasonable opportunity to withdraw from the plan not less often than annually after receipt of the information required in clause (a) above.~~

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~~Section 5.10.~~  Distributions.  Only the board of directors may authorize payments to stockholders in connection with their Stock~~.~~, in cash or other assets of the Corporation or in Stock, including in Stock of one Class payable to holders of Stock of another class.  The decision to authorize a distribution, like all other board decisions, shall be made in good faith, in a manner reasonably believed to be in the best interest of the Corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances.  Until the board of directors determines that it is no longer in the best interest of the Corporation to qualify as a REIT, the board of directors shall authorize dividends to the extent necessary to preserve the status of the Corporation as a REIT. The exercise of the powers and rights of the board of directors pursuant to this section shall be subject to the provisions of any class or series of Stock at the time outstanding.
~~Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the charter or distributions that meet all of the following conditions: (a) the board of directors advises each Common Stockholder of the risks associated with direct ownership of the property; (b) the board of directors offers each Common Stockholder the election of receiving such in-kind distributions; and (c) in-kind distributions are made only to those Common Stockholders who accept such offer.~~
ARTICLE VI
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 6.1.  Stock.
Section 6.1.1.  Ownership Limitations.  Prior to the Restriction Termination Date:
(a)    Basic Restrictions.
(i)    (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit, and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Stock in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)    No Person shall Beneficially Own or Constructively Own shares of Stock to the extent that such Beneficial Ownership or Constructive Ownership of Stock would result in the Corporation (1) being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code); provided, however, that Section 6.1.1(a)(ii)(1) shall not apply to the Corporation’s first taxable year for which a REIT election is made.
(iii)    Notwithstanding any other provisions contained herein, any Transfer of shares of Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Stock being Beneficially Owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Stock; provided, however, that (1) this Section 6.1.1(a)(iii) shall not apply to a Transfer of shares of Stock occurring in the Corporation’s first taxable year for which a REIT election is made and (2) the board of directors may waive this Section 6.1.1(a)(iii) if, in the opinion of the board of directors, such Transfer would not adversely affect the Corporation’s ability to qualify as a REIT.

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(b)    Transfer in Trust.  If any Transfer of shares of Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system) occurs that, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Stock in violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii),
(i)    then that number of shares of Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) (rounded to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer and such Person shall acquire no rights in such shares; provided, however,
(ii)    if the Transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or Section 6.1.1(a)(ii), then the Transfer of that number of shares of Stock that otherwise would cause any Person to violate Section 6.1.1(a)(i) or Section 6.1.1(a)(ii) shall be void ab initio and the intended transferee shall acquire no rights in such shares of Stock.
Section 6.1.2.  Remedies for Breach.  If the board of directors shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Stock in violation of Section 6.1.1(a) (whether or not such violation is intended), the board of directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1(a) shall automatically result in the Transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the board of directors.
Section 6.1.3.  Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Stock that will or may violate Section 6.1.1(a) or any Person who would have owned shares of Stock that resulted in a Transfer to the Trust pursuant to the provisions of Section 6.1.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation's status as a REIT.
Section 6.1.4.  Owners Required to Provide Information.  Prior to the Restriction Termination Date:
(a)    every owner of 5% or more (or such higher percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Stock and other shares of the Stock Beneficially Owned and a description of the manner in which such shares are held.  Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit.
(b)    each Person who is a Beneficial Owner or Constructive Owner of Stock and each Person (including the stockholder of record) who is holding Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.
Section 6.1.5.  Remedies Not Limited.  Subject to Section 7.7, nothing contained in this Section 6.1 shall limit the authority of the board of directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

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Section 6.1.6.  Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained herein, the board of directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it.  In the event Section 6.1 or Section 6.2 requires an action by the board of directors and the charter fails to provide specific guidance with respect to such action, the board of directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 6.1 or 6.2.
Section 6.1.7.  Exceptions.
(a)    Subject to Section 6.1.1(a)(ii), the board of directors, in its sole discretion, may exempt a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i)     the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no Person's Beneficial Ownership or Constructive Ownership of such shares of Stock will violate Section 6.1.1(a)(ii);
(ii)     such Person does not and represents that it will not own, actually own or Constructively Own, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the board of directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the board of directors, rent from such tenant would not adversely affect the Corporation's ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and
(iii)     such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such shares of Stock being automatically transferred to a Trust in accordance with Section 6.1.1(b) and Section 6.2.
(b)    Prior to granting any exception pursuant to Section 6.1.7(a), the board of directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case, in form and substance satisfactory to the board of directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.
(c)    Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Stock (or securities convertible into or exchangeable for Stock) may Beneficially Own or Constructively Own shares of Stock (or securities convertible into or exchangeable for Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.
(d)    The board of directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time; or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.
Section 6.1.8.  Increase in Aggregate Stock Ownership Limit and Common Stock Ownership Limit.  The board of directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.

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Section 6.1.9.  Legend.  Each certificate for shares of Stock shall bear substantially the following legend:
The shares represented by this certificate are subject to restrictions on Beneficial Ownership, Constructive Ownership and Transfer for the purpose of the Corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Corporation's charter:  (a) no Person may Beneficially Own or Constructively Own shares of the Corporation's Common Stock in excess of 9.8% (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (b) no Person may Beneficially Own or Constructively Own shares of Stock of the Corporation in excess of 9.8% of the value of the total outstanding shares of Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit for such Excepted Holder shall be applicable); (c) no Person may Beneficially Own or Constructively Own Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (d) other than as provided in the Corporation’s charter, no Person may Transfer shares of Stock if such Transfer would result in the Stock of the Corporation being owned by fewer than 100 Persons.  Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own shares of Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Stock in excess or in violation of the above limitations must immediately notify the Corporation.  If any of the restrictions on Transfer or ownership are violated, the shares of Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.
All capitalized terms in this legend have the meanings defined in the charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Stock of the Corporation on request and without charge.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge. Such statement shall also be sent on request and without charge to stockholders who are issued shares without a certificate.
Section 6.2.  Transfer of Stock in Trust.
Section 6.2.1.  Ownership in Trust.  Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a transfer of shares of Stock to a Trust, such shares of Stock shall be deemed to have been Transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Trust pursuant to Section 6.1.1(b).  The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.
Section 6.2.2.  Status of Shares Held by the Trustee.  Shares of Stock held by the Trustee shall be issued and outstanding shares of Stock of the Corporation.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee and shall have no rights to dividends or other distributions attributable to the shares held in the Trust.

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Section 6.2.3.  Distributions and Voting Rights.  The Trustee shall have all voting rights and rights to distributions with respect to shares of Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any distribution paid prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee shall be paid by the recipient of such distribution to the Trustee upon demand, and any distribution authorized but unpaid shall be paid when due to the Trustee.  Any distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares held in the Trust, and, subject to Maryland law, effective as of the date that the shares of Stock have been transferred to the Trustee, the Trustee shall have the authority with respect to the shares held in the Trust (at the Trustee's sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Stock have been transferred to the Trustee and (b) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VI, until the Corporation has received notification that shares of Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.
Section 6.2.4.  Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 6.1.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4.  The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust or (b) the price per share received by the Trustee from the sale or other disposition of the shares held in the Trust.  Any net sale proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Corporation that shares of Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Trustee upon demand.
Section 6.2.5.  Purchase Right in Stock Transferred to the Trustee.  Shares of Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (a) the price per share in the transaction that resulted in such Transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) or (b) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 6.2.4.  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.
Section 6.2.6.  Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (a) the shares of Stock held in the Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 6.3.  Settlement.  Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction is so permitted shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

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Section 6.4.  Enforcement.  The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.
Section 6.5.  Non-Waiver.  No delay or failure on the part of the Corporation or the board of directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the board of directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VII
BOARD OF DIRECTORS
Section 7.1.  Number of Directors.  The number of directors of the Corporation shall be three.  The number of directors of the Corporation may be increased or decreased from time to time pursuant to the bylaws but shall never be less than ~~three.  A majority of the seats on the board of directors shall be for Independent Directors.  The Independent Directors shall nominate replacements for vacancies amongst the Independent Director positions.~~ the minimum number required by the MGCL.  A majority of the directors will be Independent Directors.  The Corporation elects pursuant to Section 3-804(c) of the MGCL that, except as may be provided by the board of directors in setting the terms of any class or series of Common Stock, any and all vacancies constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred an until his or her successor is duly elected and qualifies. No reduction in the number of directors shall cause the removal of any director from office prior to the expiration of his term, except as may otherwise be provided in the terms of any Preferred Stock issued by the Corporation.  The names of the directors who shall serve on the board until the next annual meeting of the stockholders and until their successor are duly elected and qualified, subject to the filling of vacancies or an increase in the number of directors prior to the next annual meeting of the stockholders, are:
Kevin A. Shields
Gregory M. Cazel
~~Tim Rohner~~ Ranjit M. Kripalani
~~Section 7.2.  Term of Directors.  Each director shall hold office for one year, until the next annual meeting of stockholders and until his successor is duly elected and qualified. Directors may be elected to an unlimited number of successive terms.~~
~~Section 7.3.  Experience.  Each director who is not an Independent Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.~~
~~Section 7.4.  Committees.  The board may establish such committees as it deems appropriate, provided that the majority of the members of each committee are Independent Directors.~~
~~Section 7.5.  Fiduciary Obligations.  The directors are fiduciaries of the Corporation and its stockholders.  The directors have a fiduciary duty to the stockholders to supervise the relationship between the Corporation and the Advisor.~~
~~Section 7.6.  Ratification of Charter.  At or before the first meeting of the board of directors which includes Independent Directors, the board of directors and the Independent Directors shall each review and ratify the charter by majority vote.~~
~~Section 7.7.~~
Section 7.2. REIT Qualification.  If the Corporation elects to qualify for federal income tax treatment as a REIT, the board of directors shall use its reasonable best efforts to take such actions as are necessary or appropriate

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to preserve the status of the Corporation as a REIT; however, if the board of directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the board of directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code.  The board of directors also may determine that compliance with any restriction or limitation on ownership and Transfers of Stock set forth in Article VI is no longer required for REIT qualification.  The determination by the board of directors that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT shall require the concurrence of two-thirds of the board of directors.
Section 7.~~8~~3.  Determinations by the Board.  The determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors ~~or the Independent Directors~~ consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its Stock: (a) the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its Stock or the payment of other distributions on its Stock; (b) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; (e) the application of any provision of this charter in the case of any ambiguity~~, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor; (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, mortgage loans or other property, which expenses are excluded from the definition of Total Operating Expenses; and (iii) whether expenses qualify as Organization and Offering Expenses; (f) whether substantial justification exists to invest in or make a mortgage loan contemplated by Section 9.11(b) because of the presence of other underwriting criteria; (g) the existence of any conflict involving provisions of the charter, the NASAA REIT Guidelines,~~; (f) the existence of any conflict involving provisions of the charter, the MGCL, the REIT provisions of the Code or other applicable federal or state laws contemplated in Article XIV; and (~~h~~g) any matters relating to the acquisition, holding and disposition of any assets by the Corporation.
Section 7.~~9~~4.  Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. At a meeting in which there is a quorum, the holders of a majority of shares can elect to remove any director, or the entire board of directors.
Section 7.~~10~~5.  Business Combination Statute. Notwithstanding any other provision of this charter or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the MGCL, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3.601(e) of the MGCL, as amended from time to time, or any successor statute thereto) of the Corporation, and any Person, Advisor or any Affiliate of the Advisor.
Section 7.~~11~~6.  Control Share Acquisition Statute. Notwithstanding any other provision of this charter or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the MGCL, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Stock of the Corporation by any Person.
~~Section 7.12 Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.~~
~~ARTICLE VIII~~
~~ADVISOR~~

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~~Section 8.1.  Appointment and Initial Investment of Advisor.  The board of directors may appoint an Advisor to direct and/or perform the day-to-day business affairs of the Corporation.  The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors.  The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained.  Before the Initial Public Offering of the Corporation, the Advisor shall have made the Initial Investment.  The Advisor or any such Affiliate may not sell the equity interest acquired with its Initial Investment while the Advisor remains the advisor to the Corporation but may transfer the interest in the Corporation acquired with its Initial Investment to its Affiliates.~~
~~Section 8.2.  Supervision of Advisor.  The board of directors shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the board of directors. The board of directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board.  The Independent Directors shall determine at least annually whether the expenses incurred by the Corporation are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs.  The Independent Directors shall determine, from time to time and at least annually, that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the charter.  Each such determination shall be reflected in the minutes of the meetings of the board.  The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation to determine that the provisions of the Advisory Agreement are being met.  Each such determination shall be based on factors such as: (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Corporation’s portfolio; (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation; (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services; (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business; (e) the quality and extent of service and advice furnished by the Advisor; (f) the performance of the Corporation’s portfolio, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and (g) the quality of the Corporation’s portfolio relative to the investments generated by the Advisor for its own account.  The Independent Directors may also consider all other factors that it deems relevant, and its findings on each of the factors considered shall be recorded in the minutes of the board of directors.  The Corporation may not enter into, renew or amend the Advisory Agreement without the approval (by majority vote) of the Independent Directors.  The board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its Advisory Agreement with the Corporation is justified.~~
~~Section 8.3.  Fiduciary Obligations.  The Advisor is a fiduciary of the Corporation and its stockholders.~~
~~Section 8.4.  Termination.  Either the Independent Directors (by majority vote) or the Advisor may terminate the Advisory Agreement on 60 days written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function.~~
~~Section 8.5.  Disposition Fee on Sale of Property.  If the Advisor or a director or Sponsor or any Affiliate thereof provides a substantial amount of the services in the effort to sell the property of the Corporation, that Person may receive an amount up to the lesser of one-half of the Competitive Real Estate Commission or an amount equal to 3% of the sales price of such property or properties; provided, however, that the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such property or properties.~~
~~Section 8.6.  Incentive Fees.  An interest in the gain from the sale of assets of the Corporation (as opposed to real estate commissions, which are the subject of Section 8.5) may be paid to the Advisor or an entity affiliated with~~

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~~the Advisor provided that (a) the interest in the gain must be reasonable, and (b) if multiple Advisors are involved, incentive fees must be distributed by a proportional method reasonably designed to reflect the value added to the Corporation’s assets by each respective Advisor and its Affiliates.  Such an interest in gain from the sale of assets of the Corporation shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to Common Stockholders, in the aggregate, of an amount equal to 100% of the original issue price of the Common Stock, plus an amount equal to 6% of the original issue price of the Common Stock per annum cumulative.  Distribution of incentive fees to the Advisor or an entity affiliated with the Advisor in proportion to the length of time served as Advisor while such property was held by the Corporation or in proportion to the fair market value of the asset at the time of the Advisor’s termination and the fair market value of the asset upon its disposition by the Corporation shall be considered reasonable methods by which to apportion incentive fees.  For purposes of this Section 8.6, the original issue price of the Common Stock shall be reduced by prior cash distributions to Common Stockholders of net proceeds from the sale of assets of the Corporation.~~
~~Section 8.7.  Acquisition Fees.  The Corporation’s combined Acquisition Fees and Acquisition Expenses shall be reasonable and shall not exceed 6% of the Contract Purchase Price or, in the case of a mortgage loan, 6% of the funds advanced, unless the Independent Directors approve (by majority vote) the Acquisition Fees and Acquisition Expenses and determine the transaction to be commercially competitive, fair and reasonable to the Corporation.  The Corporation may pay Acquisition Fees and Acquisition Expenses in advance of acquisitions provided that the method of allocating such Acquisition Fees and Acquisition Expenses to subsequent property or mortgage investments for purposes of the limit set forth in the preceding sentence has been approved by the Independent Directors.~~
~~Section 8.8.  Reimbursement for Total Operating Expenses.  To the extent the NASAA REIT Guidelines apply to the Corporation, commencing four fiscal quarters after the Corporation’s acquisition of its first real estate asset, the Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for the 12 months then ended unless it has made a finding that, based on unusual and non-recurring factors that it deems sufficient, a higher level of expenses (an “Excess Amount”) is justified.  Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings.  After the end of any fiscal quarter of the Corporation for which there is an Excess Amount for the 12 months then ended, such fact shall be disclosed in writing and sent to the Common Stockholders within 60 days of such quarter-end (or shall be disclosed to the Common Stockholders in the next quarterly report of the Corporation), together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified.  In the event that the Independent Directors do not determine that excess expenses are justified (and therefore deemed excessive), the Advisor shall reimburse the Corporation at the end of the 12-month period the amount by which the aggregate annual expenses paid or incurred by the Corporation exceeded the 2%/25% Guidelines.~~
~~Section 8.9.  Corporate Opportunities.  For so long as the Corporation is externally advised by the Advisor, the Corporation has no interest in any opportunity known to the Advisor or an Affiliate thereof unless it has been recommended to the Corporation by the Advisor.  The preceding sentence shall be of no consequence except in connection with the application of the corporate opportunity doctrine.~~
~~ARTICLE IX~~
~~INVESTMENT OBJECTIVES AND LIMITATIONS~~
~~Section 9.1.  Investment Objectives.  The board of directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure that such policies are carried out.  The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of the Common Stockholders.  Each such determination and the basis therefore shall be set forth in the minutes of the meetings of the board of directors.~~
~~Section 9.2.  Approval of Acquisitions.  The Corporation may not purchase any property without the approval of a majority of the board of directors or the approval of a majority of a committee of the board, provided that the~~

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~~members of the committee approving the transaction would also constitute a majority of the board.  The consideration paid for any property acquired by the Corporation will ordinarily be based on the fair market value of such property.  The Corporation may not purchase or lease properties in which the Advisor, a Sponsor, a director or an Affiliate thereof has an interest without a determination by the Independent Directors (by majority vote) that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the property to the Affiliated seller or lessor unless there is substantial justification for the excess amount.  Notwithstanding the preceding sentence, in no event may the Corporation acquire any such property at an amount in excess of its current appraised value as determined by an Independent Expert.  An appraisal is “current” for purposes of the preceding sentence if obtained within the 12-month period preceding the transaction.~~
~~Section 9.3.  Limitations on Sales to Affiliates.  The Corporation shall not transfer or lease assets to a Sponsor, the Advisor, a director or an Affiliate thereof unless approved by a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction as being fair and reasonable to the Corporation.~~
~~Section 9.4.  Limitations on Joint Ventures.  The Corporation shall not invest in a Joint Venture or Equity Securities unless a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction approves such investment as being fair, competitive and commercially reasonable.  The Corporation shall not invest in a Joint Venture with the Sponsor, Advisor, a director or any Affiliate thereof unless a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Corporation and the transaction is on substantially the same terms and conditions as those received by the other joint venturers.~~
~~Section 9.5.  Limitations on Other Transactions Involving Affiliates.  A majority of directors (including a majority of Independent Directors) not otherwise interested in such transactions must conclude that all other transactions between the Corporation and a Sponsor, the Advisor, a director or an Affiliate thereof are fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~
~~Section 9.6.  Limitations on the Repurchase of Stock.  The Corporation may not pay a fee to the Advisor, a Sponsor, a director or an Affiliate thereof in connection with the Corporation’s repurchase of shares of Stock.~~
~~Section 9.7.  Limitations on Loans.  The Corporation will not make any loans to a Sponsor, the Advisor, a director or an Affiliate thereof except (a) as provided in Section 9.11 or (b) to wholly owned subsidiaries (directly or indirectly) of the Corporation.  The Corporation will not borrow from such parties unless a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair, competitive and commercially reasonable and no less favorable to the Corporation than comparable loans between unaffiliated parties.  These restrictions on loans apply to advances of cash that are commonly viewed as loans, as determined by the board of directors.  By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor would the prohibition limit the Corporation’s ability to advance reimbursable expenses incurred by directors or officers or the Advisor or its Affiliates.~~
~~Section 9.8.  Limitations on Leverage.  The aggregate borrowings of the Corporation, secured and unsecured, shall be reviewed by the board of directors at least quarterly.  The maximum amount of such borrowings in relation to the Net Assets shall not exceed 300% in the absence of a satisfactory showing that a higher level of borrowings is appropriate.  Any excess in borrowings over such 300% level shall be approved by the Independent Directors (by majority vote) and disclosed to the Common Stockholders in the next quarterly report of the Corporation, along with justification for such excess.~~
~~Section 9.9.  Limitations on the Issuance of Options and Warrants.~~
~~(a)    The Corporation shall not issue options or warrants to purchase Stock (i) with an exercise price that is less than the fair market value of such Stock on the date of grant or (ii) for consideration (which may~~

EXHIBIT B

~~include services) that the Independent Directors conclude (by majority vote) has a fair market value that is less than the value of such option or warrant on the date of grant.~~
~~(b)    The Corporation shall not issue options or warrants to purchase Stock to the Advisor, a Sponsor, a director or an Affiliate thereof (i) on terms more favorable than the Corporation offers such options or warrants to the general public or (ii) in excess of an amount equal to 10% of the outstanding Stock on the date of grant.~~
~~Section 9.10.  Limitations on Investments in Commodities Contracts.  The Corporation may not invest in commodities or commodity futures contracts, except for futures contracts used solely for the purpose of hedging in connection with the ordinary business of investing in real estate assets and mortgages.~~
~~Section 9.11.  Limitations Regarding Mortgage Loans.  The Corporation may not make or invest in mortgage loans unless an appraisal is obtained concerning the underlying property, except for those mortgage loans insured or guaranteed by a government or government agency.  In cases in which the Independent Directors (by majority vote) so determine, and in all cases in which the transaction is with the Advisor, a director, a Sponsor or an Affiliate thereof, such an appraisal must be obtained from an Independent Expert concerning the underlying property.  The Corporation shall keep the appraisal for at least five years and make it available for inspection and duplication by any Common Stockholder.  The Corporation shall obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title.  Further, the Advisor and the board of directors shall observe the following policies in connection with investing in or making mortgage loans:~~
~~(a)    The Corporation shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.~~
~~(b)    The Corporation shall not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless the board determines that a substantial justification exists because of the presence of other underwriting criteria.  For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation,” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.~~
~~(c)    The Corporation may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of the Advisor, a Sponsor, a director or an Affiliate of the Corporation.~~
~~Section 9.12.  Limitations on Investments in Unimproved Real Property.  The Corporation may not make investments in Unimproved Real Property or mortgage loans on Unimproved Real Property in excess of 10% of the Corporation’s total assets.~~
~~Section 9.13.  Limitations on Issuances of Securities.  The Corporation may not (a) issue Equity Securities on a deferred payment basis or other similar arrangement, (b) issue debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to service that higher level of debt as determined by the board of directors or a duly authorized executive officer of the Corporation, (c) issue Equity Securities that are assessable after receipt by the Corporation of the consideration for which the board authorized their issuance, or (d) issue Equity Securities redeemable solely at the option of the holder, which restriction has no affect on the Corporation’s ability to implement a share redemption program.  The Corporation may issue shares of Preferred Stock with voting rights; provided that, when a privately issued share of Preferred Stock is entitled to vote on a matter with the holders of shares of Common Stock, the relationship between the number of votes per such share of Preferred Stock and the consideration paid to the Corporation for such share shall not exceed the relationship between the number of votes per any publicly offered share of Common Stock and the book value per outstanding share of Common Stock.  Nothing in this Section 9.13 is intended to prevent the Corporation from issuing Equity Securities pursuant to a plan whereby the commissions on the sales of such securities are in whole or in part deferred and paid by the purchaser thereof out of future distributions on such securities or otherwise.~~

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~~Section 9.14.  Limitations on Roll-Up Transactions.  In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. The assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and its stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. If the appraisal will be included in a prospectus used to offer the securities of the Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an exhibit to the registration statement for the offering. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to each Common Stockholder who votes against the proposed Roll-Up Transaction the choice of:~~
~~(a)    accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~
~~(b)    one of the following:~~
~~(i)    remaining as a Common Stockholder of the Corporation and preserving its interests therein on the same terms and conditions as existed previously; or~~
~~(ii)    receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the Net Assets of the Corporation.~~
~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~
~~(A)    that would result in the Common Stockholders having voting rights in a Roll-Up Entity that are less than the rights set forth in Article XI hereof;~~
~~(B)    that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or that would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares held by that investor;~~
~~(C)    in which investors’ rights of access to the records of the Roll-Up Entity will be less than those described in Section 11.5 and Section 11.6 hereof; or~~
~~(D)    in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is not approved by the Common Stockholders.~~
~~ARTICLE X~~
~~CONFLICTS OF INTEREST~~
~~Section 10.1.  Sales and Leases to the Corporation. The Corporation may purchase or lease an asset or assets from the Sponsor, the Advisor, a director, or any Affiliate thereof upon a finding by a majority of directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the asset to such Sponsor, Advisor, director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price of any property to the Corporation exceed its current appraised value.~~
~~Section 10.2.  Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. An Advisor, Sponsor, director or Affiliate thereof may purchase or lease assets from the Corporation if a majority of directors (including a majority~~

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~~of Independent Directors) not otherwise interested in the transaction determines that the transaction is fair and reasonable to the Corporation.~~
~~Section 10.3.  Other Transactions.~~
~~(a)    No goods or services will be provided by the Advisor or its Affiliates to the Corporation unless a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.~~
~~(b)    The Corporation shall not make loans to the Sponsor, Advisor, directors or any Affiliates thereof except mortgage loans pursuant to Section 9.11 hereof or loans to wholly owned subsidiaries of the Corporation. The Sponsor, Advisor, directors and any Affiliates thereof shall not make loans to the Corporation, or to Joint Ventures in which the Corporation is a co-venturer, unless approved by a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties.~~
~~Section 10.4.  Conflict Resolution Procedures. In the event that an investment opportunity becomes available that is suitable for both the Corporation and a public or private entity with which the Advisor or its Affiliates are affiliated, for which both entities have sufficient uninvested funds, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. An investment opportunity will not be considered suitable for an entity if the 2%/25% Guidelines could not be satisfied if the entity were to make the investment. In determining whether or not an investment opportunity is suitable for more than one entity, the board of directors and the Advisor will examine such factors, among others, as the cash requirements of each entity, the effect of the acquisition both on diversification of each entity's investments by type of property and geographic area and on diversification of the tenants of its properties, the policy of each entity relating to leverage of properties, the anticipated cash flow of each entity, the income tax effects of the purchase to each entity, the size of the investment and the amount of funds available to each program and the length of time such funds have been available for investment. If a subsequent development, such as a delay in the closing of the acquisition of such investment or a delay in the construction of a property, causes any such investment, in the opinion of the board of directors and the Advisor, to be more appropriate for an entity other than the entity that committed to make the investment, the Advisor may determine that the other entity affiliated with the Advisor or its Affiliates will make the investment. It shall be the duty of the board of directors, including the Independent Directors, to ensure that the method used by the Advisor for the allocation of the acquisition of investments by two or more affiliated programs seeking to acquire similar types of assets is applied fairly to the Corporation.~~
~~ARTICLE XI~~
~~STOCKHOLDERS~~
~~Section 11.1.  Meetings of Stockholders.  There shall be an annual meeting of the stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the bylaws, at which the directors shall be elected and any other proper business may be conducted.  The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Corporation’s annual report to stockholders but not less than 30 days after delivery of such report; the board of directors and the Independent Directors shall take reasonable efforts to ensure that this requirement is met.  Stockholders holding a majority of the shares present in person or by proxy at an annual meeting of stockholders at which a quorum is present may, without the necessity for concurrence by the board, vote to elect the directors.  The presence in person or by proxy of stockholders entitled to cast fifty percent (50%) of all the votes entitled to be cast at the meeting constitutes a quorum.  Special meetings of stockholders may be called in the manner provided in the bylaws, including by the president or by a majority of the directors or a majority of the Independent Directors, and shall be called by an officer of the Corporation upon written request of Common Stockholders holding in the aggregate not less than 10% of the outstanding shares entitled to be cast on any issue proposed to be considered at any such special meeting.  Upon receipt of a written request stating the purpose of such special meeting, the Advisor shall provide all stockholders within 10 days of receipt of said request notice, whether~~

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~~in person or by mail, of a special meeting and the purpose of such special meeting to be held on a date not less than 15 days nor more than 60 days after the delivery of such notice.  If the meeting is called by written request of stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the stockholder request; provided, however, that if none is so specified, at such time and place convenient to the stockholders.~~
~~Section 11.2.~~  Extraordinary Actions.  Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of ~~shares~~ stock entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the board of directors and taken or approved by the affirmative vote of holders of ~~shares~~ stock entitled to cast a majority of all the votes entitled to be cast on the matter.
~~Section 11.3.  Voting Rights of Stockholders.  The concurrence of the board shall not be required in order for the stockholders to remove directors or to amend the charter or dissolve the corporation.  Without the approval of a majority of the shares entitled to vote on the matter, the board of directors may not: (a) amend the charter to adversely affect the rights, preferences and privileges of the Common Stockholders; (b) amend charter provisions relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (c) liquidate or dissolve the Corporation other than before the initial investment in a property; (d) sell all or substantially all of the Corporation’s assets other than in the ordinary course of the Corporation’s business; or (e) cause the merger or other reorganization of the Corporation.~~
~~Section 11.4.  Voting Limitations on Shares Held by the Advisor, Directors and Affiliates.  No shares of Common Stock may be transferred or issued to the Advisor, a director, or any Affiliate thereof unless such prospective stockholder agrees that it will not vote or consent on matters submitted to the stockholders regarding (a) the removal of such Advisor, director or any of its Affiliates or (b) any transaction between the Corporation and any such Advisor, director or any of its Affiliates.  To the extent permitted by the MGCL, in determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, a director and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~
~~Section 11.5.  Right of Inspection.  Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times and may inspect and copy any such records for a reasonable charge.  Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be permitted upon reasonable notice and during normal business hours.~~
~~Section 11.6.  Access to Stockholder List.  An alphabetical list of the names, addresses and telephone numbers of the Common Stockholders of the Corporation, along with the number of shares of Stock held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Common Stockholder or the stockholder’s designated agent at the home office of the Corporation upon the request of the Common Stockholder.  The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein.  A copy of such list shall be mailed to any Common Stockholder so requesting within 10 days of receipt by the Corporation of the request.  The copy of the Stockholder List shall be printed in alphabetical order, on white paper and in a readily readable type size (in no event smaller than 10-point type).  The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the stockholder request.  A Common Stockholder may request a copy of the Stockholder List in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose.  If the Advisor or the board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor or the board, as the case may be, shall be liable to any Common Stockholder requesting the list for the costs, including reasonable attorneys’ fees incurred by that stockholder for compelling the production of the Stockholder List and for actual damages suffered by any Common Stockholder by reason of such refusal or neglect.  It shall be a defense that the actual purpose and reason for the request for inspection or for a copy of the Stockholder List is to secure such list of stockholders or other information for the purpose of selling such list or copies thereof or using the same to solicit the acquisition of shares of Common Stock or for another commercial purpose other than in the interest of the applicant as a stockholder relative to the affairs of the Corporation.  The Corporation may require the stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the stockholder’s interest in the Corporation.  The rights provided hereunder to stockholders requesting copies of the~~

EXHIBIT B

~~Stockholder List are in addition to and shall not in any way limit other rights available to stockholders under federal law or the laws of any state.~~
~~Section 11.7.  Reports.  The Corporation shall cause to be prepared and mailed or delivered to each Common Stockholder as of a record date after the end of the fiscal year within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the first offering of its securities that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles and, to the extent required under federal or state securities laws, that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation, including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Common Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation and the Advisor, Sponsor, a director or any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.  Alternatively, such information may be provided in a proxy statement delivered with the annual report.  The board of directors, including the Independent Directors, shall take reasonable steps to ensure that the requirements of this Section 11.7 are met.~~
~~Section 11.8.~~  Section 7.8. Rights of Objecting Stockholders.  Holders of shares of Stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL unless the board, upon the affirmative vote of a majority of the entire board, shall determine that such rights shall apply, with respect to all or any classes or series of Stock, to a particular transaction or all transactions occurring after the date of such approval in connection with which holders of such shares of Stock would otherwise be entitled to exercise such rights.
~~Section 11.9.  Liability of Stockholders.  The shares of Common Stock of the Corporation shall be non-assessable by the Corporation upon receipt by the Corporation of the consideration for which the board of directors authorized their issuance.~~
~~Section 11.10.  Unsolicited Takeover Statute.  To the extent and so long as the Corporation is subject to the NASAA REIT Guidelines, the Corporation may not take advantage of the following permissive provisions of Title 3, Subtitle 8 of the MGCL: (i) the Corporation may not elect to be subject to a two-thirds voting requirement for removing a director; (ii) the Corporation may not elect to be subject to a majority requirement for the calling of a special meeting of stockholders; and (iii) the Corporation may not elect to adopt a classified board.~~
~~ARTICLE  XII~~
ARTICLE VIII
LIABILITY OF DIRECTORS,
OFFICERS~~, ADVISORS~~ AND OTHER AGENTS
Section ~~12~~8.1.  Limitation of Director and Officer Liability.  ~~Except as prohibited by the restrictions provided in Section 12.3, no~~ To the maximum extent permitted by Maryland law, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.  Neither the amendment nor repeal of this Section ~~12~~8.1, nor the adoption or amendment of any other provision of the charter or bylaws inconsistent with this Section ~~12~~8.1, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. ~~The limitations on liability and indemnification contained in Section 12.3 below shall only apply to the extent that the Corporation is or becomes subject to the NASAA REIT Guidelines.~~

EXHIBIT B

Section ~~12~~8.2.  Indemnification.
(a)    ~~Except as prohibited by the restrictions provided in Section 12.3,~~ the Corporation shall, to the maximum extent permitted by Maryland law, indemnify and pay or reimburse reasonable expenses in advance of the final disposition of a proceeding to: (i) any individual who is a present or former director or officer of the Corporation; or (ii) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his service in such capacity~~; or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation.  Except as provided in Section 12.3, the Corporation shall have the power~~. With the approval of the board of directors, the Corporation shall have the power to provide such indemnification and advancement of expenses to any employee or agent of the Corporation ~~or any employee of the Advisor or any of the Advisor’s Affiliates acting as an agent of the Corporation~~.
(b)    No amendment of the charter or repeal of any of its provisions shall limit or eliminate the right of indemnification or advancement of expenses provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.
~~Section 12.3.  Limitation on Liability and Indemnification.  Notwithstanding the foregoing, the Corporation shall not provide for indemnification of the directors or the Advisor or its Affiliates for any liability or loss suffered by any of them, nor shall any of them be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:~~
~~(a)    The directors or the Advisor or its Affiliates have determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation;~~
~~(b)    The directors or the Advisor or its Affiliates were acting on behalf of or performing services for the Corporation;~~
~~(c)    Such liability or loss was not the result of:~~
~~(i)    negligence or misconduct by the directors (excluding the Independent Directors) or the Advisor or its Affiliates;  or~~
~~(ii)    gross negligence or willful misconduct by the Independent Directors; and~~
~~(d)    Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s Net Assets and not from its stockholders.~~
~~(e)    Notwithstanding the foregoing, the Corporation shall not indemnify the directors or the Advisors or its Affiliates or any Person acting as a broker-dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Corporation were offered or sold as to indemnification for violations of securities laws.~~
~~(f)       The Corporation shall pay or reimburse reasonable legal expenses and other costs incurred by the directors or the Advisors or its Affiliates in advance of the final disposition of a proceeding only if (in addition to the procedures required by the MGCL) all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation; (b) the legal proceeding was initiated~~

EXHIBIT B

~~by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (c)  the directors or the Advisor or its Affiliates undertake to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the particular indemnitee is not entitled to indemnification.~~
~~ARTICLE XIII~~
ARTICLE IX
AMENDMENT
The Corporation reserves the right from time to time to make any amendment to the charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding Stock.
~~ARTICLE XIV~~
ARITCLE X
GOVERNING LAW
Section ~~14~~10.1.  Governing Law.  The rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof~~; provided, however, that to the extent that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines and the Corporation is subject to NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.  Determinations regarding the existence of any such conflict between the NASAA REIT Guidelines and the provisions of the MGCL shall be made by the board of directors in accordance with the provisions of Section 14.2 hereof~~.
Section ~~14~~10.2  Provisions in Conflict with Law or Regulations.
(a)    The provisions of this charter are severable, and if the board of directors shall determine that any one or more of such provisions are in conflict with the REIT provisions of the Code, or other applicable federal or state laws, the conflicting provisions shall be deemed never to have constituted a part of this charter, even without any amendment of this charter pursuant to Article ~~XIII~~IX hereof; provided, however, that such determination by the board of directors shall not affect or impair any of the remaining provisions of this charter or render invalid or improper any action taken or omitted prior to such determination. No director shall be liable for making or failing to make such a determination.
(b)    If any provision of this charter shall be held invalid or unenforceable in any jurisdiction, such holding shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this charter in any jurisdiction.
THIRD:  The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.
FOURTH:  The current address of the principal office of the Corporation in the State of Maryland is as set forth in Article III of the foregoing amendment and restatement of the charter.
FIFTH:  The name and address of the Corporation’s current resident agent are as set forth in Article III of the foregoing amendment and restatement of the charter.
SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Section 7.1 of the foregoing amendment and restatement of the charter.

EXHIBIT B

SEVENTH:  The undersigned President acknowledges the foregoing amendment and restatement of the charter to be the corporate act of the Corporation and as to all matters and facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURES ON FOLLOWING PAGE]

EXHIBIT B

IN WITNESS WHEREOF, Griffin Capital Essential Asset REIT, Inc., has caused the foregoing ~~third~~fourth amendment and restatement of the charter to be signed in its name and on its behalf by its President and attested to by its Secretary on this ~~26th~~ day of ~~October, 2009~~ ,2017.

ATTEST:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
By: ~~/s/ Mary P. Higgins~~	By: ~~/s/ Kevin A. Shields~~
Mary P. Higgins	Kevin A. Shields
Secretary	President

EXHIBIT B

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
1520 E. GRAND AVENUE
EL SEGUNDO, CA 90245

SCAN TO
VIEW MATERIALS & VOTE

Your Proxy Vote is Important!

Vote by Internet

Please go to the electronic voting site at www.proxyvote.com. Follow the on-line instructions. If you vote by Internet, you do not have to return your paper ballot. Vote by Internet deadline June 13, 2017 at 11:59 p.m. (ET)

Vote by Telephone

Please call us toll free at 1-800-690-6903, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot. Vote by Telephone deadline June 13, 2017 at 11:59 p.m. (ET)

Vote by Mail

Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope. Completed proxy cards must be received by June 13, 2017.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E23698-P90703

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" THE NOMINEES NAMED IN ITEM 1, "FOR" THE AMENDMENTS IN ITEM 2A, "FOR" THE AMENDMENT IN ITEM 2B, AND "FOR" ITEM 3. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THESE RECOMMENDATIONS.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. For the election of three (3) directors, each for a term expiring at the 2018 annual meeting of stockholders and until his successor is duly elected and qualified.

Nominees:

01) Kevin A. Shields
02) Gregory M. Cazel
03) Ranjit M. Kripalani

	For	Against	Abstain
2. To approve the following proposals to amend the Charter:			
2A. For approval of the proposed amendments to the Charter to remove certain limitations required by NASAA.	☐	☐	☐
2B. For approval of a proposed amendment to the Charter to enable the declaration and payment of a dividend of one class of stock to the holders of another class of stock.	☐	☐	☐
3. For ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

IN THEIR DISCRETION, to act upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If the stock is jointly owned, both parties must sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

E23699-P90703

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2017
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PLEASE VOTE BY JUNE 13, 2017

The undersigned stockholder of Griffin Capital Essential Asset REIT, Inc., a Maryland corporation, hereby appoints Javier F. Bitar and Howard S. Hirsch, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2017 Annual Meeting of Stockholders of Griffin Capital Essential Asset REIT, Inc. to be held on June 14, 2017 at 10:00 A.M. (PT), at the offices of Griffin Capital Essential Asset REIT, Inc., Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited on behalf of the Griffin Capital Essential Asset REIT, Inc.'s Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting, including matters incident to its conduct.

When properly executed, this proxy will be voted as specified by the undersigned stockholder. If no voting instruction is given as to any item, this proxy will be voted "FOR ALL" the nominees named in Item 1, "FOR" the amendments in Item 2A, "FOR" the amendment in Item 2B, and "FOR" Item 3.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

V.1.1